UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

LivaNova Plc

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

2019 Proxy Statement

LivaNova

Health innovation that matters

Table of Contents

Resolutions and Voting		5
Voting on a Poll		5
Ordinary and Special Resolutions		5
Abstentions		5
Broker Non-Votes		5
Possible Selections on the Ballot		5

Proposal No. 1	Election of Directors	6

Corporate Governance		7
The Board of Directors		7
Corporate Governance		14
Board, Committee and Shareholder Meetings		16
Governance Policies and Practices		18
Related Party Transactions		19
Succession Planning		20
Environmental, Sustainability and Corporate Social Responsibility		20
Availability of Governance Documents		20

Proposal No. 2	Advisory (Non-Binding) Vote to Approve Executive Compensation (Say on Pay)	21

Executive Compensation		22
Compensation Committee Report		22
Compensation Discussion & Analysis		22
Compensation of Executive Officers and Directors		34
Compensation Tables		35

Audit Matters		46
Changes in Independent Auditor		46
Fees Paid to PricewaterhouseCoopers		46
Pre-Approval Policies and Procedures		47
Audit and Compliance Committee Report		47

Proposal No. 3	Ratification of the Appointment of PwC USA as the Company’s independent registered public accounting firm	48

Share Ownership Information		49
Section 16(a) Beneficial Ownership Reporting		50

General Matters		51
Shareholder Proposals for the 2019 AGM		51
Saving Resources: Householding and Electronic Communications		51
Annual Reports and Proxy Materials		52
Expenses of Solicitation		52
Frequently Asked Questions About the Annual Meeting		53
Other Business		57

Proposal No. 4	Advisory Vote to Approve the UK Directors’ Remuneration Report	58

Proposal No. 5	Vote to Approve the UK Remuneration Policy	59

Proposal No. 6	To Receive and Adopt the UK Annual Report and Accounts	60

Proposal No. 7	Re-appointment of PricewaterhouseCoopers LLP as the Company’s UK Statutory Auditor	61

Proposal No. 8	Authorization of the Directors and/or the Audit and Compliance Committee to Determine the Remuneration of PwC UK in its Capacity as UK Statutory Auditor	62

LIVANOVA | 2019 Proxy Statement	1

Back to Contents

Notice of 2019 Annual General Meeting of Shareholders

Notice is hereby given that the 2019 Annual General Meeting (the “AGM”) of Shareholders of LivaNova PLC, a public limited company having its registered office at 20 Eastbourne Terrace London W2 6LG, United Kingdom and incorporated in England and Wales with company number 09451374 (“LivaNova” or the “Company”) will be held as follows:

Meeting Information

TUESDAY, JUNE 18, 2019

1:00 PM British Summer Time

The Offices of Locke Lord (UK) LLP
201 Bishopsgate
London, United Kingdom
EC2M 3AB

Online:

www.meetingcenter.io/275437733

(Password: LIVN2019)

Record date:

April 25, 2019 (at the close of The Nasdaq Stock Market LLC (“Nasdaq”) exchange)

Who Can Attend:

Record and beneficial holders as of the Record Date may attend. A member who is entitled to attend and vote is entitled to appoint another person to vote on his/her behalf the ordinary shares with nominal value £1 per share (each, an “Ordinary Share”) held by him/her), as his/her proxy to exercise all or any of his/her rights to attend, speak and vote at the meeting. For information on appointing a proxy, see our Frequently Asked Questions about the AGM.

Number of Votes Outstanding:

The Company has only one class of shares, namely that of Ordinary Shares. As at April 11, 2019, there were 49,329,119 total Ordinary Shares outstanding, each carrying one vote. Of these 49,329,119 Ordinary Shares, 1,012,751 are held by our employee benefit trust (“EBT”) for the purpose of settling employee equity awards. Under the terms of the trust deed governing the EBT, the trustee & the EBT must abstain from voting these shares.

Date of Mailing:

This notice and proxy statement is being mailed or made available to shareholders on or about April 30, 2019.

Items of Business

1.	To elect, by separate resolutions, each of the following ten (10) directors for a term expiring at the AGM to be held in 2020:
a.	Mr. Francesco Bianchi
b.	Ms. Stacy Enxing Seng
c.	Mr. William Kozy
d.	Mr. Damien McDonald
e.	Mr. Daniel J. Moore
f.	Mr. Hugh M. Morrison
g.	Mr. Alfred Novak
h.	Dr. Sharon O’Kane
i.	Dr. Arthur L. Rosenthal
j.	Ms. Andrea Saia
2.	To approve, on an advisory basis, LivaNova’s compensation of its named executive officers (“US Say-on-Pay”).
3.	To ratify PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC USA”) as the Company’s independent registered public accountancy firm for the year ending December 31, 2019.
4.	To approve, on an advisory basis, the UK directors’ remuneration report in the form set out in the Company’s UK annual report and accounts (“UK Annual Report”) for the period ended December 31, 2018.
5.	To approve the directors’ remuneration policy contained in the directors’ remuneration report as set forth in UK Annual Report.
6.	To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2018, together with the reports of the directors and the auditors thereon.

Review your proxy statement and vote in one of five ways:

In advance:			At the meeting:

INTERNET	BY TELEPHONE	BY MAIL	IN PERSON	VIRTUAL
www.envisionreports.com/ livn or as directed by your broker, as the case may be	Call the telephone number on your proxy card	Sign, date and return your proxy card in the enclosed envelope	Attend the AGM in London, UK See pages 56-57 for instructions on how to attend	Attend virtually at www.meetingcenter.io/ 275437733 (password: LIVN2019)

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	2

Back to Contents
7.	To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership bearing company number OC303525 organized under the laws of England (“PwC UK”), as the Company’s UK statutory auditor to hold office from the conclusion of the Annual General Meeting until the conclusion of the next general meeting at which the annual report and accounts are laid.
8.	To authorize the directors and/or the Audit and Compliance Committee of the Company to determine the remuneration of the Company’s UK statutory auditor under the Companies Act.

How to Vote

You may vote at the AGM, either in person, by proxy or virtually at www.meetingcenter.io/275437733 (password: LIVN2019). Please see the section entitled Frequently Asked Questions About the AGM for detailed information on how shareholders of record, beneficial holders and CDI holders may attend and vote at the AGM either in person or virtually. All attendees in person must present government-issued identification.

You may also vote in advance of the meeting. Depending on whether you are a shareholder of record, a beneficial holder or a CDI holder, you will be able to do so by post, via the internet or by telephone. Please see our Frequently Asked Questions About the AGM.

Section 527 Notice - Website Materials

Under section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the meeting; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with section 437 of the Companies Act. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with section 527 or section 528 of the Companies Act. Where the Company is required to place a statement on a website under section 527 of the Companies Act, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the meeting includes any statement that the Company has been required under section 527 of the Companies Act to publish on a website.

By order of the Board of Directors,

Catherine Moroz

Company Secretary

April 30, 2019

LIVANOVA | 2019 Proxy Statement	3

Back to Contents

Cautionary Note Regarding Forward-Looking Statements

This proxy statement contains forward-looking statements within the meaning of the US federal securities laws. Forward-looking statements may be identified by words like “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements in this proxy statement include, but are not limited to, statements regarding individual and Company performance objectives and targets. These and other forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this proxy statement can be found in our periodic reports on file with the United States Securities and Exchange Commission (the “SEC”). The forward-looking statements speak only as of the date of this proxy statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements, unless required by applicable securities laws. This cautionary statement is applicable to all forward-looking statements contained in this document.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	4

Back to Contents

Resolutions and Voting

Voting on a Poll

In accordance with best practice and our Articles of Association, all voting at the Company’s AGM is done on a poll and not on a show of hands.

Ordinary and Special Resolutions

The UK Companies Act of 2006 (the “Companies Act”) specifies a number of matters which must be effected by special resolution of a company’s shareholders. A resolution passed on a poll taken at a meeting is passed as a special resolution if it is passed by members representing 75% (or more) of the total voting rights of members who, being entitled to vote, do so in person, by proxy or in advance of the meeting. At the 2019 AGM, there are no special resolutions to be voted. All resolutions at the 2019 AGM are ordinary resolutions. These resolutions will pass on a poll at the AGM if members representing a simple majority of the total voting rights of members who, being entitled to vote, do so in person or by proxy or in advance of the meeting.

Abstentions

Under English law, an abstention is not a vote in law and will not be counted in the calculation of the proportion of votes ‘for’ or ‘against’ the resolution.

Broker Non-Votes

If you are a beneficial owner and hold shares through an account with a bank or broker, your shares may be voted if you do not provide voting instructions. Brokerage firms have the authority under the New York Stock Exchange rules which apply to them in the United States to vote shares for which their customers do not provide voting instructions on routine matters. When a matter is not routine and the brokerage firm has not received voting instructions from the beneficial owner, the brokerage firm cannot vote the shares on that matter. This is called a broker non-vote. For example, the ratification of the selection of independent auditors is considered a routine matter, and the brokerage firm can vote for or against this resolution at its discretion, but the election of directors is not considered routine for these purposes. Following a narrowing of interpretation of the definition of a ‘routine matter’, the only resolution that is now considered routine is the ratification of the selection of independent auditors for US purposes. All of our other resolutions are thus non-routine matters at our 2019 AGM.

Possible Selections on the Ballot

You can vote ‘for’ or ‘against’ a resolution. Each of these votes will have legal effect under English law in that they count as votes cast. An abstention, indicated by electing ‘abstain’ is not a vote under English law as indicated above.

LIVANOVA | 2019 Proxy Statement	5

Back to Contents

Proposal No. 1   Election of Directors

The selection of qualified directors is critical to the long-term success of the Company and its shareholders. Director nominees must be able to contribute significantly to the Board’s discussion and decision-making on the broad array of complex issues facing the Company. The Board of Director’s (the “Board”) established process for director selection begins with an assessment of our strategic objectives and the skills, experience and qualifications needed to further those objectives. Through that process, the Board has determined that its nominees for election as director collectively represent the best mix of experience, qualifications and skills to further the long-term interests of all shareholders.

The Board is unclassified. Directors are currently elected for one year terms.

You are being asked to vote, by separate ordinary resolutions, on the election of the following ten director nominees, each for a one year term. Election is by a majority of the votes cast in an uncontested election such as this one. Detailed information about each director nominee’s background, skill sets and areas of expertise can be found beginning on page 9.

DIRECTOR NOMINEES

Francesco Bianchi	Hugh M. Morrison
Stacy Enxing Seng	Alfred J. Novak
William Kozy	Sharon O’Kane, Ph.D.
Damien McDonald	Arthur L. Rosenthal, Ph.D.
Daniel J. Moore	Andrea L. Saia

Vote Required

In an uncontested election such as this one, each director nominee is elected by a simple majority of the total voting rights of shareholders who (being entitled to do so) vote in person, by proxy or in advance of the meeting under section 322A of the Companies Act. Abstentions have no legal effect in English law and will not be counted in the calculation of the proportion of votes ‘for’ or ‘against’ a nominee. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on non-routine matters (such as this proposal) in the absence of voting instructions from the beneficial owner.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE DIRECTOR NOMINEES.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	6

Back to Contents

Corporate Governance

The Board of Directors

Our Articles of Association provide that the number of directors shall be nine unless otherwise decided by the Board. On April 23, 2019, the Board increased the size of the Board to ten directors in order to accommodate a broader skill set on the Board. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated the persons named under Proposal No. 1 to serve as directors until the 2020 AGM or their earlier resignation or removal.

The Board, on the recommendation of the Nominating and Corporate Governance Committee, nominated Ms. Stacy Enxing Seng for election as well as the current directors for re-election.

With the exception of Mr. Damien McDonald, our chief executive officer (“CEO”), each of the named nominees is independent under applicable rules of the Nasdaq and the SEC for committee memberships. If re-elected, Mr. Moore will continue to serve as the Company’s independent and non-executive chairman of the Board.

Board Qualifications and Director Selection

The selection process for directors is set out in our Corporate Governance Guidelines and in the charter of the Nominating and Corporate Governance Committee. Both of these documents are available at https://investor.livanova. com. The charter authorizes the Nominating and Corporate Governance  Committee to determine the qualifications, qualities, skills and other expertise required to be a director but also sets out certain minimum qualification requirements:

•	a high ethical behavior;
•	accomplishments within their respective fields;
•	relevant business and financial expertise and experience;
•	sound business judgment; and
•	diversity, including in respect to gender, race/ethnicity, geography, professional experience, skills and tenure

Our Articles of Association stipulate that directors must be able to understand and speak English sufficiently to be able to participate fully in all meetings of the Board.

The Board has not introduced term or age limits. While term limits could help ensure that fresh ideas and viewpoints are available to the Board, they hold the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increased insight into the Company and its operations and, therefore, provide significant contributions to the Board as a whole. As an alternative to term limits, the Nominating and Corporate Governance Committee reviews each director’s continued tenure on the Board annually.

For the purposes of the 2019 AGM, the Nominating and Corporate Governance Committee started a process in mid-2018 during which it conducted a skills gap analysis and considered that analysis in the context of the Company’s strategic plan in order to identify skills and expertise required to lead the Company now and in the future. It also considered the results of the Board and its committees’ annual self-assessments at year end to identify any further lacunae as well as board succession planning elements and ultimately determined the qualifications, qualities, skills and other expertise (in addition to the minimum requirements set out above) desired at this juncture of the Company’s development. The Nominating and Corporate Governance Committee then assessed all current directors who expressed an interest in being re-nominated as well as potential new candidates and made its recommendation to the Board in 2019. No shareholder nominees were submitted for consideration.

The Nominating and Corporate Governance Committee may consider candidates for our Board from any reasonable source, including from a search firm engaged by the Nominating and Corporate Governance Committee or shareholder recommendations, provided that the procedures set forth below and the full procedures identified in our Corporate Governance Guidelines are followed. Any invitation to join our Board is extended by the Board and by the chair of the Nominating and Corporate Governance Committee.

Although we do not have a formal policy with regard to the consideration of any director nominees recommended by shareholders, a shareholder or group of shareholders may recommend potential candidates for consideration. We do not have such a policy because the Nominating and Corporate Governance Committee believes that it can adequately evaluate any such nominees on a case-by-case basis.

Nominees for consideration by the Nominating and Corporate Governance Committee may be sent in writing to the Office of the Company Secretary, by mail at 20 Eastbourne Terrace, London W2 6LG, United Kingdom, not less than 90 nor more than 120 days prior to the first anniversary of the AGM for the previous year. The written request must include all information relating to such director nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election

LIVANOVA | 2019 Proxy Statement	7

Back to Contents

of directors, or otherwise required, pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to be named in the proxy statement as nominee and to serve as a director if elected. In addition, the request must include:

•	the nominating shareholder’s or shareholders’ name(s) and address(es) as they appear on the Company’s books;
•	the class and number of shares beneficially owned by the nominating shareholder(s);
•	a description of all agreements, arrangements and understandings between such shareholder(s) (other than where the shareholder is a depositary, as defined under the Articles), each proposed director nominee and any other person or persons (including their names) in connection with the nomination of a director;
•	any other information relating to such shareholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Regulation 14A under the Exchange Act; and
•	to the extent known by the shareholder(s) giving notice, the name and address of any other shareholder(s) supporting the election of the director candidate.

Additionally, under sections 338 and 338A of the Companies Act, shareholders meeting the threshold requirements in those sections may require us (i) to include a resolution in our notice of AGM or (ii) require us to include any matter (other than a proposed resolution) in the business to be dealt with at the AGM. Provided that the appropriate thresholds are met, notice of the resolution or matter must be received by the Company at the Office of the Company Secretary at 20 Eastbourne Terrace, London W2 6LG, United Kingdom at least six weeks prior to the date of the AGM or, if later, at the time notice of the AGM is delivered to shareholders.

From time to time, the Nominating and Corporate Governance Committee may request additional information from the nominee or the nominating shareholder(s). Potential nominees suggested by shareholders are evaluated by the Nominating and Corporate Governance Committee in the same manner as other possible candidates.

Board Diversity and Director Tenure

As enshrined in the charter of the Nominating and Corporate Governance Committee, the Board and Company are focused on ensuring a diverse Board. As at December 31, 2018, the nine person Board consisted of the following:

www.livanova.com	LIVANOVA | 2019 Proxy Statement	8

Back to Contents

Background Information Regarding Directors and Director Nominees

FRANCESCO BIANCHI
INDEPENDENT Age 62 Director since: 2015

Biography:

Francesco Bianchi Since 2018, He has served as chairman at Seven Capital Partners S.r.l.. From 2015 until its merger with Cyberonics, Inc. (“Cyberonics”), Mr. Bianchi served on the board of directors of Sorin S.p.A. (“Sorin”). Mr. Bianchi has 30 years of mergers and acquisitions and strategic advisory experience working for well-recognized international financial institutions such as JPMorgan Chase (Paris), Morgan Grenfell (London), Citi (Milan) and Bankers Trust (Milan), where he served in various positions including general manager and head of the mergers and acquisitions and corporate finance division. He also headed the strategic planning division of Banca-Intesa S.p.A. in Italy and abroad. Mr. Bianchi earned a degree in economic sciences with honors from the University of Florence and is a chartered accountant.

Skills and Qualifications:

•  financial expertise

•  extensive professional background working in strategy and mergers and acquisitions

Current Directorships:

•   Seven Capital Partners S.r.l.

Former Directorships Held During the Past 5 Years:

•   Sorin S.p.A.

•   Intesa San Paolo S.p.A.

STACY ENXING SENG
INDEPENDENT Age 54 Director Nominee in 2019

Biography:

Stacy Enxing Seng. Since 2016, She has served as a venture partner with Lightstone Ventures, and an independent director for several healthcare and medical technology companies. Prior to that, she spent 25 years in healthcare/medical technology including executive roles as the former president of Covidien Vascular Therapies and president of Covidien Peripheral Vascular. Ms. Enxing Seng joined Covidien in 2010 through the successful $2.6 billion acquisition of ev3 Incorporated, where she was a founding member and executive officer. She has also held positions of increasing responsibility with SCIMED, Boston Scientific, American Hospital Supply and Baxter. Ms. Enxing Seng currently serves on the boards of Sonova Holding AG, Hill-Rom Holdings Inc, and PreCardia Inc. She also serves on the board of the educational innovator, The Fogarty Institute for Innovation.

Ms. Enxing Seng has broad experience as a former senior executive responsible for a world-wide business unit of a major medical device company. In addition, she has significant experience as co-founder of a successful medical device start-up. Her operational and entrepreneurial experience at both large and small medical device companies, combined with her first-hand experience gained from building ev3 from the ground up, provide the Board with valuable insights across strategy, marketing, sales, innovation, M&A and a variety of other medical device related areas.

Skills and Qualifications:

•  extensive experience in the global medical devices field

•  extensive experience across technology innovation, commercialization, investment and M&A

•  Significant work with both multi-national public and private medical technology boards

Current Directorships:

•  Sonova AG

•  Hill-Rom Holdings

•  PreCardia, Inc.

•  Fogarty Institute for Innovation (educational non-profit)

Former Directorships Held in the Last Five Years

•  Solace Therapeutics

•  Claret, Inc.

•  Spirox, Inc.

•  FIRE 1 Inc.

•  Go Red For Women, Minnesota - American Heart Association

LIVANOVA | 2019 Proxy Statement	9

Back to Contents

WILLIAM A. KOZY
INDEPENDENT Age 67 Director since: 2018

Biography:

William Kozy has had a career spanning more than 40 years with global medical technology company, Becton, Dickinson and Company. From 2011 until his retirement in 2016, Mr. Kozy was executive vice president and chief operating officer at Becton, Dickinson. During his time at Becton, Dickinson, Mr. Kozy was responsible for all worldwide businesses of the company with leadership emphasis on profitable revenue growth and talent development. Mr. Kozy graduated cum laude from Kenyon College in 1974.

Skills and Qualifications:

•  extensive management experience in the medical technology industry

•  broad experience in global strategy, manufacturing, M&A, ERP systems and technology/product developments

Current Directorships:

•  Cooper Companies, Inc.

•  Franciscan Sister of the Poor

Former Directorships held during the past 5 years:

•  Hackensack Meridian Health Board

DAMIEN MCDONALD
Age 54 Director since: 2017

Biography:

Damien McDonald is the CEO and an executive director of LivaNova, a role he has occupied since January 1, 2017. Mr. McDonald served as chief operating officer of LivaNova from October 3, 2016 through December 31, 2016. Prior to joining us, Mr. McDonald held several senior roles in the global life sciences sector. Most recently, Mr. McDonald was group executive and corporate vice president at Danaher Corporation (“Danaher”). From 2013 until 2016, he served as group president, Professional Consumables at Danaher. During his tenure at Danaher, he was responsible for, among other things, 13 operating plants in Europe and the Americas and over 3,200 employees globally. From 2011 to 2013, Mr. McDonald served as group president of Kerr Corporation, a subsidiary of Danaher, where he was responsible for a dental consumables business with operations in the United States, Mexico, Switzerland, Italy and the Czech Republic. In 2010, Mr. McDonald undertook special projects for Danaher. From 2007 to 2010, Mr. McDonald was president, Zimmer Spine at Zimmer Holdings, where he was responsible for divisions in the United States and France. From 1999 to 2007, Mr. McDonald occupied various roles with Johnson and Johnson. Mr. McDonald holds bachelor’s degrees in pharmacy and economics from the University of Queensland in Australia, a master’s degree in international economics from the University of Wales, and an MBA from the Institute for Management Development (IMD) in Lausanne.

Skills and Qualifications:

•  extensive management experience in the medical device and life sciences industries

•  service as CEO of the Company

Current Directorships:

•  Avita Medical, an Australian Stock Exchange-listed biomedical engineering company

www.livanova.com	LIVANOVA | 2019 Proxy Statement	10

Back to Contents

DANIEL MOORE
INDEPENDENT Chairman Age 58 Director since: 2015

Biography:

Daniel Moore was appointed as chairman of LivaNova’s Board in September 2015. Mr. Moore also chairs the boards of ViewRay (NASDAQ:VRAY), GI Dynamics (ASX:GID) and BrainScope Company, Inc., a private company. Mr. Moore previously held the position as president and chief executive officer of Cyberonics (NASDAQ: CYBX) from 2007 to 2015, when the company merged with Sorin to form LivaNova. Mr. Moore joined Cyberonics after 18 years at Boston Scientific (NYSE:BSX) where he was president of InterContinental. He also serves on the boards of the Epilepsy Foundation of America, BioHouston and the Advisory Board of Purdue University’s Weldon School of Biomedical Engineering. Mr. Moore earned an Executive MBA from Boston University and a Bachelor of Arts from Harvard College.

Skills and Qualifications:

•  extensive domestic and international sales

•  management and operating executive experience at a diverse, global medical device manufacturer

•  service as the president and CEO of Cyberonics Inc.

Current Directorships:

•  GI Dynamics, Inc.

•  ViewRay, Inc.

•  BrainScope Company, Inc.

•  BioHouston Executive Committee

•  Purdue University’s Weldon School of Biomedical Engineering Advisory Board

•  Epilepsy Foundation of America

Former Directorships held during the past 5 years:

•  Cyberonics, Inc.

•  Topera, Inc.

•  TriVascular Technologies, Inc.

•  Medical Device Manufacturers Association

•  Medical Device Innovation Consortium,

•  Epilepsy Foundation of Texas

•  Epilepsy Foundation of Texas-Houston

HUGH MORRISON
INDEPENDENT Age 72 Director since: 2015

Biography:

Mr. Morrison has engaged in independent consulting and investments since 2012. Previously, Mr. Morrison served as a non-executive director (November 2006 to January 2007) and as chairman (January 2007 to October 2015) of the board of directors of Cyberonics until Cyberonics merged with Sorin to form LivaNova in October 2015. From September 2008 through June 2012, he was a Managing Director at Callahan Advisors, LLC, an investment management company. Previously, from 1983 to December 2005, Mr. Morrison served as a director, and from January 1998 to December 2005 as chairman of the board of directors, of Advanced Neuromodulation Systems, Inc., a publicly-held designer, developer, manufacturer and marketer of advanced implantable neurostimulation devices acquired by St. Jude Medical, Inc. in 2005. Mr. Morrison served as a director of Owen Healthcare, Inc., a publicly held hospital pharmacy management firm, from 1994 until it was acquired in 1996 by Cardinal Healthcare. In addition, Mr. Morrison served as a director of Dow Hickam Pharmaceuticals, Inc., a pharmaceutical manufacturer and marketer, from 1984 to 1991, when the company was sold to Mylan Laboratories, Inc.. From March 1996 to May 2006, Mr. Morrison served as president and chief executive officer, and from January 1998 to May 2006 served as chairman of the board of directors of Pilgrim Cleaners, Inc., a retail dry cleaning company operating over 100 stores. Mr. Morrison earned a BBA in Accounting from Texas A&M University-Kingsville and is licensed as a Certified Public Accountant.

Skills and Qualifications:

•  extensive board leadership experience in the healthcare sector

•  specific knowledge of neurostimulation device businesses

•  operating executive experience

•  accounting expertise

Current Directorships:

•  Rockport Center for the Arts

Former Directorships held during the past 5 years:

•  Cyberonics, Inc.

LIVANOVA | 2019 Proxy Statement	11

Back to Contents

ALFRED NOVAK
INDEPENDENT Age 71 Director since: 2015

Biography:

Alfred Novak serves as an independent director of Dova Pharmaceuticals, Inc., an emerging growth company treating patients requiring platelet therapy. Mr. Novak served on the board of directors of Cyberonics from January 2007 to October 2015. From April 2014 until March 2015, Mr. Novak served as president and chief executive officer of Syntheon Cardiology, LLC, an early-stage company developing a percutaneous aortic heart valve. From September 1999 until January 2014, he served on the board of directors of OrbusNeich Medical Technology Company, Ltd., a privately held interventional cardiology company, where he was chairman and chief executive officer from January 2010 until October 2013. From October 2002 until March 2006, Mr. Novak was the president, chief executive officer and a director of Novoste Corporation, a publicly held interventional cardiology company. In September 1998, he was a founder of Syntheon, LLC, a privately held company that focused on minimally invasive medical devices for the gastroenterology and vascular markets until August 2003. From April 1998 to May 2002, he served as chairman of the board of directors of ProRhythm, Inc., a privately held company dedicated to the treatment of atrial fibrillation through the use of ultrasound technologies. From December 1998 until October 2002, Mr. Novak was a member of the board of directors of Sutura, Inc., a vascular closure company. Mr. Novak was president, chief executive officer and a director of Biosense, Inc., an electrophysiology company, from July 1996 until January 1998, when it was acquired by Johnson & Johnson. Prior to that time he was employed by Cordis Corporation where he served as vice president and chief financial officer.

Skills and Qualifications:

•  broad operating executive experience as chief executive officer and chief financial officer at medical device companies

•  board of director experience at medical device and pharmaceutical companies as well as service in Audit and Compensation committees

•  new product development expertise as well as regulatory approval and commercialization of products

•  led marketing and sales of a large medical device company in many geographies

•  ran finance, new business development and oversight of subsidiaries

Current Directorships:

•  Dova Pharmaceuticals, Inc.

Former Directorships held during the past 5 years:

•  Syntheon Cardiology, LLC

•  OrbusNeich Medical Technology Company, Ltd.

SHARON O’KANE
INDEPENDENT Age 51 Director since: 2015

Biography:

Sharon O’Kane, Ph.D. she is currently an Entrepreneur in Residence at University College Dublin. Dr. O’Kane is an expert advisor to the Stevenage Bioscience Catalyst Facility at GlaxoSmithKline and a Commercial Mentor to Queen’s University, Belfast. Previously, Dr. O’Kane was a non-executive director of Iomet Pharma (2010-2016) until it was purchased by Merck, and on the clinical/scientific advisory board of ScarX Therapeutics Inc., a Canadian biotech company. Dr. Sharon O’Kane was the Entrepreneur in Residence at the University of Manchester Intellectual Property Company UMIP from 2009 to 2014, and the chair of the Drug Discovery Advisory Board at the University of Manchester from 2011 to 2013. From 2011 to 2013, she was also a member of the External Business Advisory Board of the Faculty of Life Sciences of the University of Manchester, and from 2010 to 2012, Dr. O’Kane was a non-executive director of Manchester Inward Development Agency and a member of the Operational Board of the Association of Greater Manchester Authorities’ Centre of Excellence. Dr. O’Kane co-founded, and from 1998-2010 was the chief scientific officer and executive director of, Renovo Group Plc, a publicly listed UK biotech company. Dr. O’Kane has been a member of the Institute of Directors (IOD) UK since 2002 and IOD Ireland since 2013. Dr. O’Kane earned a Diploma in Company Direction from The Institute of Directors, a Ph.D. in Biomedical Sciences from University of Ulster from which she also obtained a B.Sc (Honours) First Class in Biomedical Sciences.

Skills and Qualifications:

•  extensive experience in the healthcare area in both academic and research capacities

•  service on the boards of different biotech and healthcare companies

•  roles as co-founder, chief scientific officer and executive director of Renovo Group PLC and non-executive director of Iomet Pharma Ltd.

•  numerous positions advising healthcare and biotech companies, Governmental bodies and universities

Current Directorships:

•  Bank End Properties 1 Limited

•  Bank End Properties 2 Limited

Former Directorships held during the past 5 years:

•  Iomet Pharma LTD

•  Drug Discovery Advisory Board at the University of Manchester

•  External Business Advisory Board of the Faculty of Life Sciences of the University of Manchester

•  MIDAS (Manchester Inward Development Agency)

•  Renovo Group Plc

•  RenovoTechnologies Ltd

www.livanova.com	LIVANOVA | 2019 Proxy Statement	12

Back to Contents

ARTHUR L. ROSENTHAL
INDEPENDENT Age 72 Director since: 2015

Biography:

Arthur L.Rosenthal has served as a non-executive director on the board of Interface Biologics, Inc., a Toronto-based development-stage company focused on drug delivery devices since 2009. Previously, Dr. Rosenthal served on the board of directors of Cyberonics from January 2007 to October 2015. Since December 2011, Dr. Rosenthal has also served as chief executive officer of EyeCue, Ltd., which he co-founded, a development-stage medical device company working on a guided biopsy for lower and upper gastrointestinal cancer screening. From June 2011 until July 2012, he served as executive vice chairman of Cappella Medical Devices Ltd. (now ArraVasc Ltd.), a development-stage company focused on novel device solutions for coronary artery disease. From June 2009 until June 2011, he served as president and chief executive officer of Cappella, Inc. Dr. Rosenthal served as chairman, from January 2002, and chief executive officer, commencing in January 2005, of Labcoat, Ltd. until its acquisition by Boston Scientific Corporation in December 2008. From January 1994 to May 2000, he was a senior vice president, Corporate Officer, and chief development officer of Boston Scientific Corporation, and from May 2000 until his retirement in January 2005, he was a senior vice president, chief scientific officer, and Executive Committee Member of Boston Scientific Corporation. From January 2010 to June 2015, Dr. Rosenthal also served as Professor of Practice in the Biomedical Engineering Department at Boston University. Dr. Rosenthal served as a non-executive director, from 2000 until 2010, and as chairman of the Remuneration Committee, from 2006 through 2009, of Renovo, Ltd., a UK-based pharmaceutical company that became publicly traded in 2006. In June 2019, Dr. Rosenthal was appointed to the board of directors for Profound Medical, Inc (TSX). Dr. Rosenthal earned a Ph.D. in Biochemistry from the University of Massachusetts and a Bachelor Degree in Bacteriology from the University of Connecticut.

Skills and Qualifications:

•  more than 40 years developing medical device technologies as an individual contributor, technology executive and serial entrepreneur

•  extensive knowledge of regulatory and compliance requirements pertaining to medical devices

•  experience with new product development and technology commercialization

•  experience as an operating executive at a major medical device manufacturer

Current Directorships:

•  Interface Biologics, Inc.

•  Profound Medical, Inc.

Former Directorships held during the past 5 years:

•  Cyberonics, Inc.

•  Arch Therapeutics, Inc.

ANDREA L. SAIA
INDEPENDENT Age 61 Director since: 2016

Biography:

Andrea L. Saia is an accomplished global business leader having held executive positions in the Medical Devices and Consumer Products industries with multi-national companies including: Novartis, Unilever, Revlon and Procter & Gamble. From 2008 to 2011, Ms. Saia served as CEO of Ciba Vision, a Novartis company. From 2011 to 2012, she served as Global Head of Alcon’s Vision Care Business Unit, another Novartis entity. Additionally, she served as chief operating officer, chief marketing officer, and president, Europe, Middle East and Africa of Ciba Vision. Since 2012, Ms. Saia has served as a non-executive director on various boards. Ms. Saia earned an MBA from Northwestern University’s Kellogg Graduate School of Management in Marketing and Finance in 1981, and a Bachelor of Science Degree in Business Administration from Miami University in 1979.

Skills and Qualifications:

•  global operating and leadership experience in medical devices and consumer products

•  experience on other multi-national boards

Current Directorships:

•  Align Technology, Inc.

•  Farmer Business School at Miami University

Former Directorships held during the past 5 years:

•  Coca Cola Enterprises

Family Relationships Among Directors

There are no family relationships among any of our directors or executive officers.

Compensation Committee Interlocks

During the year ended December 31, 2018, the Compensation Committee was composed of Arthur L. Rosenthal (chairman), Francesco Bianchi and Alfred J. Novak. No member of the Compensation Committee is now, or at any time has been, employed by or served as an executive officer of LivaNova or any of its subsidiaries, or has had any substantial business dealings with LivaNova or any of its subsidiaries. None of our executive officers currently serves or served in the year ended December 31, 2018 on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on our Board or Compensation Committee.

LIVANOVA | 2019 Proxy Statement	13

Back to Contents

Corporate Governance

Director Independence

The Nominating and Corporate Governance Committee of the Board is empowered under its Board-approved charter to make all determinations of independence required under Nasdaq rules or other applicable laws and regulations, including but not limited to determinations as to which directors are independent, non-employee directors, and audit committee financial experts.

Under the Nasdaq listing rules, a majority of the members of our Board must qualify as “independent directors”. An “independent director” for Nasdaq purposes is a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Nominating and Corporate Governance Committee has evaluated, with appropriate recommendation, all relevant transactions and relationships between each director, or any of his or her family members, and the Company, senior management and our independent registered public accounting firm. Based on this evaluation, the Nominating and Corporate Governance Committee has determined that the following individuals, constituting a majority of the members of our Board, are “independent” as that term is defined in the Nasdaq listing standards and under the US securities laws:

Francesco Bianchi	Alfred Novak
William Kozy	Sharon O’Kane
Daniel J. Moore	Arthur Rosenthal
Hugh Morrison	Andrea L. Saia

In addition, the Nominating and Corporate Governance Committee has determined that Ms. Enxing Seng is independent.

The Board has also determined that all members of the Audit and Compliance Committee meet additional, heightened independence criteria applicable to audit committee members under the Nasdaq listing rules. The Board has further determined that Francesco Bianchi, Hugh Morrison, the chair of the Audit and Compliance Committee and Alfred Novak are “audit committee financial experts,” as defined in Item 407(d) (5) of Regulation S-K.

The Nominating and Corporate Governance Committee has also determined that all members of the Compensation Committee meet independence criteria applicable to compensation committee members under the Nasdaq listing rules as well as certain other requirements set out below.

The Nominating and Corporate Governance Committee’s determinations as to Nasdaq independence, status as a non-employee director for the purposes of Exchange Act Rule 16b-3(b)(1), and status as an audit committee financial expert for the purposes of Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act are set out in the table below.

Directors	Nasdaq “Independent Director”	Nasdaq Independence for Compensation Committee Purposes	“Non-Employee Director”	Audit Committee Financial Expert
Francesco Bianchi
Stacy Enxing Seng
William Kozy
Damien McDonald
Daniel Moore
Hugh Morrison
Alfred Novak
Sharon O’Kane
Arthur Rosenthal
Andrea Saia

www.livanova.com	LIVANOVA | 2019 Proxy Statement	14

Back to Contents

Board Leadership Structure

The directors may at any time elect from their number, and remove, a chairman of the Board and a deputy chairman. Unless he or she is unwilling to do so, the director appointed as chairman, or in his stead the director appointed as deputy chairman, presides at all meetings of the Board at which he or she is present. Our Board is currently led by a non-executive and independent chairman, Mr. Moore. Currently, we do not have a policy requiring the positions of chair of the Board and chief executive officer to be held by different persons. However, these two positions have been separate and are expected to remain separate. The Board believes it is advantageous for the two positions to remain separate. Specifically, keeping the positions separate allows the CEO to focus his attention on driving business performance rather than Board governance. Additionally, keeping the positions separate is consistent with corporate best practice and many investor guidelines.

The chairman establishes the agenda for each Board meeting in consultation with the CEO and with the assistance of the company secretary. Each Board member is free to suggest the inclusion of items on the agenda and is also free to raise at any Board meeting subjects that are not on the agenda for that meeting.

The non-executive directors (all of whom are currently independent) meet in private sessions at least quarterly, and the chairman is responsible for conducting the meeting of the non-executive directors in these executive sessions.

Board Role in Risk Management

Oversight

Setting the Company’s risk appetite falls within the purview of the Board. The Board has determined that the Board as a whole, and not a separate committee, will oversee our risk management process. Each of our Board committees has historically focused and continues to focus on specific risks within their respective areas of responsibility. The Board believes, however, that the overall enterprise risk management process is more properly overseen by the full Board.

At the direction of our Board, the Company created the role of chief risk officer in 2018. Our chief risk officer assists the Company to assess, monitor, and mitigate risks that arise in the course of our business. In addition to our chief risk officer, our chief financial officer, chief accounting officer, controller, general counsel, internal audit team, and our chief information and technology officer are key personnel responsible to the Board in the planning, assessment, and reporting of our risk profile. The Board reviews an assessment of, and a report on, our risk profile delivered by the chief risk officer on a regular basis.

The Board uses its committees to assist in its risk oversight responsibility as follows:

•	Audit and Compliance Committee: assists the Board in its oversight of the integrity of the financial reporting of the Company and its compliance with applicable legal and regulatory requirements. It also oversees our internal controls and compliance activities. The committee periodically discusses our major financial and business risk exposures and certain contingent liabilities and the steps management has undertaken to monitor and control such exposures. It also meets privately with representatives from our independent registered public accounting firm as well as with the head of internal audit and the chief compliance officer. The committee also has responsibility for the oversight of the management of cybersecurity risks.
•	Compensation Committee: assists the Board in its oversight of risk relating to our assessment of our compensation policies and practices.
•	Nominating and Corporate Governance Committee: assists the Board in its oversight of risk relating to succession planning and governance structures.

Compensation Risk Management

Our executive compensation program is designed to motivate and reward our executive officers for their performance during the fiscal year and over the long-term and for taking appropriate risks toward achieving our long-term financial and strategic growth objectives. The following characteristics of our executive compensation program are designed to reduce the possibility our executive officers, either individually or as a group, make excessively risky business decisions that could maximize short-term results at the expense of long-term value:

•	Balanced Mix of Pay Components. The target compensation mix is not overly weighted toward annual incentive awards and represents a balance of base salary, annual short-term incentive compensation in the form of a cash bonus, and long-term equity-based compensation vesting over four years or based on long-term performance objectives.
•	Bracketed Incentive Awards. Annual cash bonuses can be as little as 0%, but no more than 200%, of target.

LIVANOVA | 2019 Proxy Statement	15

Back to Contents
•	Stock Ownership Guidelines. Our executive officers and directors are encouraged to comply with guidelines suggesting the ownership of substantial equity positions in our stock.
•	Performance Assessments. Compliance and ethical behaviors are integral factors considered in all performance assessments.

The Company also closely examines its broader compensation policies and actual compensation practices for all employees, including non-executive officers, to assess whether any risks arising from those compensation policies or practices are reasonably likely to have a material adverse effect on the company. Management conducts the initial risk assessment before presenting potential plans to the Compensation Committee for its review, and, in the case of executive officers, its approval. Management has not identified any plans or practices presenting such risks to date, and the Compensation Committee has reviewed and agrees with management’s conclusion. The Compensation Committee believes that the mix and design of the elements of our compensation program are appropriate and encourage executive officers and key employees to strive to achieve goals that benefit the Company and our shareholders over the long term.

Board, Committee and Shareholder Meetings

Our Board has three standing committees: an Audit and Compliance Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee is comprised entirely of independent directors, as currently required under the SEC’s rules and regulations and Nasdaq listing standards, and each committee is governed by a written charter approved by the Board. These charters form an integral part of our corporate governance policies, and a copy of each charter is available on our website at www.livanova.com.

The Board held eight meetings in 2018, of which four were regularly scheduled and four were additional meetings. The Board acted by unanimous written consent on four occasions in the year ended December 31, 2018. Each of the directors attended at least 75% of the Board meetings and the meetings of the committees of which they were members. We do not have a formal policy on director attendance at our AGM. Our 2018 AGM was a hybrid meeting, held in Houston and audio live streamed online. Our chairman attended our 2018 AGM in person while all other directors attended virtually.

The following table summarizes (i) the membership of the Board as of December 31, 2018, (ii) the members of each of the Board’s standing committees as of December 31, 2018, and (iii) the number of times each committee met during 2018.

	Members of the Board’s standing committees as of December 31, 2018
Board as of December 31, 2018	Compensation Committee	Nominating and Corporate Governance Committee	Audit and Compliance Committee
Daniel Moore
(Chairman of the Board)
Hugh Morrison
William Kozy(2)
Arthur Rosenthal
Alfred Novak
Francesco Bianchi
Stefano Gianotti(1)
Sharon O’Kane
Andrea Saia
Damien McDonald
	Committee Actions in 2018
Meetings	10	4	10
Written Resolutions	4	—	1

indicates committee chair
(1)	until his resignation on March 23, 2018.
(2)	elected to the Board on June 12, 2018 and subsequently appointed by the Board following the recommendation of the Nominating and Corporate Governance Committee to the same committee with effect from the following meeting, which took place on October 16, 2018.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	16

Back to Contents

The Board meets regularly in sessions with the non- executive directors outside the presence of management. Daniel Moore, as chairman of the Board, currently presides at all sessions of the non-executive directors. Subject to his re-election at the AGM, Mr. Moore will continue in this role. Our standing committees, consisting only of independent members, meet regularly in executive sessions.

Audit and Compliance Committee

The Audit and Compliance Committee is comprised entirely of independent directors and is governed by a Board-approved charter setting out its responsibilities. Under its charter, the Audit and Compliance Committee’s key responsibilities include:

•	reviewing our consolidated financial statements and internal controls with management and the independent auditors;
•	monitoring actions we take to comply with our internal accounting and control policies as well as external financial, legal and regulatory requirements;
•	monitoring our internal audit functions;
•	reviewing the qualifications and independence of the independent registered public accounting firm (“independent auditors”) engaged for the purpose of auditing our consolidated financial statements and issuing an audit report for inclusion in appropriate regulatory filings; and
•	selecting, subject to required shareholder approvals, our independent auditors and evaluating their performance;

The Audit and Compliance Committee meets at least quarterly with management, the chief compliance officer, internal auditors and the independent auditors in separate executive sessions to discuss any matter that any of these groups believe should be discussed privately. Pursuant to its charter, the committee has the authority, at the Company’s expense, to retain professional advisors, including legal, accounting or other consultants, to advise it in connection with the exercise of its powers and responsibilities. The committee is also responsible for engaging and providing for appropriate compensation of the independent auditors.

In 2018, the Nominating and Corporate Governance Committee assessed the members of the Audit and Compliance Committee and determined that each Audit and Compliance Committee member satisfied the standards of independence required by the SEC’s rules and regulations, Nasdaq listing standards and our Corporate Governance Guidelines and that all members of the committee are financially literate. It further determined that each of Messrs. Morrison, Novak and Bianchi qualified as an “audit committee financial expert” within the meaning of the SEC’s rules and regulations. A copy of the Audit and Compliance Committee Charter is available on our website at www.livanova.com.

The Audit and Compliance Committee held ten meetings and has acted by unanimous written consent on one occasion in the year ended December 31, 2018.

Compensation Committee

The Compensation Committee is comprised entirely of independent directors and is governed by a Board-approved charter setting out its responsibilities. Under its charter, the committee is responsible for, among other things, the following:

•	Regarding the CEO:

•	determining and approving his goals related to his compensation
•	evaluating the CEO in light of those goals
•	determining and approving the CEO’s compensation level based on his performance;

•	determining and approving the compensation of all other executive officers;
•	reviewing and certifying the achievement of any performance goals for long-term and short-term incentive plans;
•	reviewing and approving incentive compensation plans and equity-based plans and, where required, recommending such plans for shareholder approval;
•	administering (including adopting, amending and terminating) incentive compensation and equity-based plans
•	reviewing and discussing with management the Compensation Discussion and Analysis to be included in appropriate regulatory filings and determining whether to recommend to the Board that the Compensation Discussion and Analysis be included in such filings;
•	submitting to the Board for its approval an annual Remuneration Report to be included in our UK Annual Report;
•	producing a report of the Compensation Committee for inclusion in appropriate United States regulatory filings, as well as in the UK Annual Report;
•	approving employment agreements and severance arrangements or plans for executive officers.

Executive officers have no role in recommending director compensation. Our chief executive assists in making compensation recommendations to the Compensation Committee for executive officers other than himself.

The Compensation Committee has the sole authority to retain and terminate a compensation consultant to assist with its responsibilities, as well as the sole authority to approve the consultant’s fees, which are then paid by the Company (within any budgetary constraints imposed by the Board). In 2018, the Compensation Committee re-engaged the services of Pearl

LIVANOVA | 2019 Proxy Statement	17

Back to Contents

Meyer, an experienced compensation consulting firm, to advise the committee on executive compensation matters, including for the Company’s compensation benchmarking group and relative total shareholder return comparator group, CEO pay recommendations, executive total compensation benchmarking, non-executive director pay benchmarking, incentive design features, and share ownership guideline review. Our officers do not discuss compensation matters with Pearl Meyer, except as needed to respond to questions from the consultant. Pearl Meyer does not provide other services for us or any of our officers.

The Nominating and Corporate Governance Committee has determined that each Compensation Committee member satisfies the standards of independence required by the SEC’s rules and regulations, Nasdaq listing standards, and our Corporate Governance Guidelines. A copy of the Compensation Committee Charter is available on our website at www.livanova.com.

The Compensation Committee held ten meetings and acted by unanimous written consent on four occasions in the year ended December 31, 2018.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised entirely of independent directors and is governed by a Board-approved charter stating its responsibilities. Under the terms of its charter, the committee develops and recommends corporate governance principles and policies to our Board and administers the process for identifying candidates for membership on the Board. This includes developing criteria for Board and committee memberships and recommending and recruiting director nominees.

The Nominating and Governance Committee evaluates the independence and other standards applicable to service on the Board and its committees, including whether each Audit and Compliance Committee member is financially literate and whether there is at least one “audit committee financial expert” within the meaning of SEC Regulation S-K, Item 407(d)(5)(ii). The committee also evaluates and recommends changes as appropriate to Board and committee size, composition and chairmanship and committee structure and administers the process for regular Board and committee self-evaluations. Finally, the committee prepares and recommends, for Board approval, the Company’s CEO succession planning policies and reviews succession planning activities.

The Nominating and Corporate Governance Committee has determined that each of the Nominating and Corporate Governance Committee members satisfies the standards of independence required by the SEC’s rules and regulations, Nasdaq listing standards and our Corporate Governance Guidelines. A copy of the Nominating and Corporate Governance Committee Charter is available on our website at www.livanova.com.

The Nominating and Corporate Governance Committee held four meetings and did not act by unanimous written consent in the year ended December 31, 2018.

Governance Policies and Practices

Stock Ownership Guidelines

The Board believes that ownership of our shares by our executive officers and directors will help align their interests with that of our shareholders. We encourage our executive officers and non-executive directors to achieve the following levels of equity ownership in the Company within five years after the date an individual becomes a Section 16 officer or a non-executive director and, following such initial measurement date, to demonstrate the same levels on the last day of each financial year thereafter:

•	Five times the base salary for the CEO;
•	Three times the base salary for all executive officers, other than the CEO; and
•	Five times the annual cash retainer for all non-executive directors.

Equity ownership used to determine the market value includes all ordinary shares, all unvested restricted stock units (“RSUs”) of our ordinary shares and all in-the-money, vested, unexercised stock appreciation rights (“SARs”) (calculated as stock market value, minus exercise price, minus estimated tax expense at a 40% tax rate). The Company includes not only equity owned by the individual but also held individually by or jointly with the individual’s spouse or children.

Compliance with our stock ownership guidelines is voluntary; however, an individual’s failure to comply with the guidelines is a factor that is considered by the Compensation Committee in connection with the award of future equity awards to the individual. Our first measurement date under the stock ownership guidelines will be in October 2020.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	18

Back to Contents

Communication with Directors

Any shareholder or other party interested in communicating with members of the Board, any of its committees, the independent directors as a group or any of the independent directors may send written communications to LivaNova Plc, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary or to company.secretariat@livanova.com. Communications received in writing are forwarded to the Board, committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to us or our business, or is inappropriate. The Company Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. The Board will endeavour to promptly respond to all appropriate communications and encourages all shareholders and interested persons to use the aforementioned email and mailing address to send communications relating to the our business to the Board and its members.

Code of Business Conduct and Ethics

The Board has adopted a Corporate Code of Business Conduct and Ethics for all executive officers and other employees, agents and representatives. This code was designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full fair accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; compliance with applicable governmental laws, rules and regulations; the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and accountability for adherence to code. A copy of the code is available on our website at www.livanova.com. Any change to, or waiver from, the code will be disclosed as required by applicable securities laws.

Related Party Transactions

We recognize that related person transactions involving the Company present a heightened risk of conflicts of interest or perception thereof. The Board adopted a formal written process for reviewing, approving and ratifying transactions with related persons in October 2015.

Under the policy, any “Related Person Transaction” may be consummated or may continue only if the Audit and Compliance Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy.

For these purposes, a “Related Person” is:

•	a senior officer (which shall include, at a minimum, each executive officer / Section 16 officer) or director;
•	a shareholder owning more than 5% of us (or our controlled affiliates);
•	a person who is an immediate family member of a senior officer or director; or
•	an entity that is owned or controlled by someone listed above, or an entity in which someone listed above has a substantial ownership interest or control of that entity.

For these purposes, a “Related Person Transaction” is a transaction between the Company and any Related Person (including any transactions requiring disclosure under Item 404(a) of Regulation S-K under the Exchange Act), other than:

•	transactions involving compensation approved by the Compensation Committee;
•	transactions available to all employees generally; and
•	transactions involving less than $50,000 when aggregated with all similar transactions.

The Board has determined that the Audit and Compliance Committee is best suited to review and approve Related Person Transactions. Accordingly, in the event that management recommends a Related Person Transaction, management is required to present the transaction to the Audit and Compliance Committee in advance of entering into the transaction. If management is unable to present the transaction to the Audit and Compliance Committee for approval in advance, management may enter into the transaction preliminarily, subject to ratification by the Audit and Compliance Committee; provided, however, that if the Audit and Compliance Committee does not so approve, management must make all reasonable efforts to cancel or annul the transaction, or if unable to do so, to amend it in a satisfactory manner. The Audit and Compliance Committee may approve or ratify a Related Person Transaction only if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party.

The Board recognizes that a member of our management team or a director may be presented with a significant business opportunity that may equally be available to the Company, either directly or via referral. Before the opportunity may be consummated by a Related Person (other than an otherwise unaffiliated 5% shareholder), the opportunity must be presented to the Audit and Compliance Committee for consideration. The Audit and Compliance Committee, in its discretion, may present the opportunity to the Board for consideration.

In the year ended December 31, 2018, there were no related party transactions.

LIVANOVA | 2019 Proxy Statement	19

Back to Contents

Succession Planning

Succession planning is a top priority for the Board and our management team, with the objective of having a pipeline of leaders for the immediate and long-term future. The Board and management take a proactive approach to achieve this objective. The Board has delegated to the Nominating and Corporate Governance Committee, pursuant to the committee’s charter, the responsibility for CEO and a broader oversight of senior management succession planning. The committee is tasked with doing so in the context of the challenges and opportunities facing us, of the skills and expertise likely to be required by us in the future and of the benefits of diversity in its widest sense.

These processes enable the Board to address both long-term, planned occurrences, such as retirement or change in roles, as well as short-term unexpected events. Similar processes, led by the relevant management team, occur within each of our franchises and functions.

Environmental, Sustainability and Corporate Social Responsibility

Corporate responsibility and sustainability are integral to LivaNova and guide our actions as a company. We have always focused on delivering strong financial results, but we are committed to doing so in a way that respects the communities and environments in which we operate. In 2017, we initiated an engagement in a dialogue with investors around their growing interest in environmental, social and governance (“ESG”) performance and the impact on financial results, and we continued this dialogue in 2018. The Board has increased its own involvement in the ESG arena by enshrining such matters in the charter of the Nominating and Corporate Governance Committee which now formally maintains oversight for these issues. The Company is required to, and does, report on its greenhouse gas emissions and on certain other environmental and social (including employee) matters in its UK Annual Report which is available on the Company’s website.

Availability of Governance Documents

Our Corporate Governance Guidelines, charters of the committees of the Board and Code of Business Conduct and Ethics are available on our website and in print to any shareholder who requests any of these. To access these documents from our website, go to www.livanova.com, select “Investor Relations” from the drop-down menu, and then click on the “Corporate Governance” link located in a horizontal list in the middle of the screen. Requests for a printed copy should be addressed to LivaNova Plc, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	20

Back to Contents

Proposal No. 2   Advisory (Non-Binding) Vote to Approve Executive Compensation (Say on Pay)

Our shareholders are entitled to cast an advisory vote at the AGM to approve the compensation of our NEOs, as disclosed in this proxy statement. The shareholder vote is an advisory vote only and is not binding on us, the Board, or the Compensation Committee.

Although the vote is non-binding, the Compensation Committee and the Board value your opinions and will consider the outcome of the vote in establishing compensation philosophy and making future compensation decisions. As described more fully in the “Compensation Discussion and Analysis” and in “Executive Compensation” sections of the proxy statement, our NEOs are compensated in a manner consistent with our business strategy, competitive practice, sound compensation governance principles and shareholder interests and concerns. Our compensation policies and decisions are focused on pay-for-performance.

We are requesting your non-binding vote to approve the compensation of our NEOs as disclosed pursuant to Item 402 of Regulation S-K, and as described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the proxy statement.

Vote Required

The advisory vote regarding approval of the compensation of our NEOs requires the affirmative vote of a majority of shares present at the annual meeting, in person or by proxy, and entitled to vote on the proposal. Abstentions have no legal effect in English law and will not be counted in the calculation of the proportion of votes ‘for’ or ‘against’ the resolution. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NEOs AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES, AND NARRATIVE DISCUSSION.

LIVANOVA | 2019 Proxy Statement	21

Back to Contents

Executive Compensation

Compensation Committee Report

Set out below is the Compensation Discussion and Analysis, which is a discussion of our executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies. Given the Compensation Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the Compensation Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement. We join with management in welcoming shareholders to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of shareholders. The Compensation Committee has reviewed and discussed the disclosure set forth below under the heading “Compensation Discussion and Analysis” with management and, based on the review and discussions, it has recommended to the Board that the “Compensation Discussion and Analysis” be included in our proxy statement for the 2019 AGM.

Francesco Bianchi

Alfred Novak

Arthur Rosenthal, Ph.D. (chair)

Compensation Discussion & Analysis

This Compensation Discussion and Analysis describes our executive compensation programs for the year ended December 31, 2018, which we refer to as 2018 or the reporting period, and explains how the Compensation Committee of the Board made its compensation decisions for our named executive officers (“NEOs”).

Selected Performance Highlights

•	In January 2018, we acquired Imthera Medical, Inc., a privately held company focused on neurostimulation for the treatment of obstructive sleep apnea (“OSA”). ImThera manufactures an implantable device that stimulates multiple tongue muscles via the hypoglossal nerve, which opens the airway while the patient is sleeping.
•	In April 2018, we received CE Mark for VNS Therapy SenTiva Generator and Next-Generation Programming for Treatment of Epilepsy.
•	On April 4, 2018, we acquired CardiacAssist, Inc.,dba TandemLife, a privately held company focused on advanced cardiopulmonary temporary support solutions.
•	On April 30, 2018 we completed the sale of Cardiac Rhythm Management Business (“CRM”) to MicroPort Scientific Corporation for $190 million in cash.
•	In May 2018, we submitted a letter to U.S. Centers for Medicare & Medicaid Services, (“CMS”), requesting a formal consideration of the National Coverage Determination (“NCD”) for the Company’s Vagus Nerve Stimulation Therapy (“VNS Therapy”) system for Treatment-Resistant Depression (“TRD”).
•	In June 2018, Japan’s Ministry of Health, Labour and Welfare approved the Company’s Perceval sutureless aortic heart valve to treat aortic valve disease.
•	In June 2018, we received FDA 510(k) clearance for the Company’s MEMO 4D semi-rigid mitral annuloplasty ring and confirmed our first implantation of this device.
•	In August 2018, we announced that a new cost analysis found the Company’s VNS Therapy System results in lower resource utilization and lower cost for drug-resistant epilepsy (“DRE”) patients when compared to continued treatment with anti-epileptic drugs (“AEDs”).
•	In November 2018, CMS proposed to change the NCD for VNS Therapy for TRD to expand Medicare coverage. Consequently, in February 2019, CMS initiated coverage for Medicare beneficiaries through Coverage with Evidence Development (CED) when offered in a CMS-approved, double-blind, randomized, placebo-controlled trial with a follow-up duration of at least one year, with the possibility of extending the study to a prospective longitudinal study.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	22

Back to Contents

Shareholder Engagement and Consideration of Prior Year’s Say on Pay Vote

We are committed to engagement with our shareholders on executive compensation and corporate governance matters and are committed to reviewing all shareholder feedback.

Under English company law, we are obliged to adopt a remuneration policy for our directors, including our CEO, who is also our sole executive director. The remuneration policy received the support of 87.8% of the shareholders in 2016. This policy remains in force until the 2019 AGM when a new remuneration policy will be presented to shareholders for their approval. This new policy is the object of Proposal No. 5 set out in this proxy statement.

At the 2018 AGM, the vote on “Say on Pay” regarding NEO compensation garnered shareholder support of 95.26%. The advisory vote on the UK directors’ remuneration report regarding executive and non-executive director remuneration also showed strong support with 95.45% approval. The Compensation Committee reviewed shareholder and other stakeholder feedback along with the results of each of these votes in making future compensation decisions.

Executive Compensation Philosophy

Working with its compensation advisor, Pearl Meyer, our Compensation Committee developed in 2016 a compensation philosophy that is reflected in the compensation decisions made by the committee in 2018. Our executive compensation program aims to recruit and retain key executive officers responsible for our success and to help motivate these officers to enhance long-term shareholder value. To achieve these ends, the Compensation Committee’s executive compensation decisions are based on the following principal objectives:

•	Providing a competitive compensation package that attracts, motivates, and retains talented executive officers with the skills and experience to ensure our long-term success. We have included multiple pay and reward vehicles that work together to achieve our overall compensation objectives. These vehicles deliver a competitive package that focuses on rewarding performance and retaining talent, while maintaining alignment with shareholder interests.
•	Rewarding individual performance while ensuring a meaningful link to our operational performance and shareholder interests. A substantial portion of each executive officer’s compensation is based on the collective performance of our management team, as measured by the achievement of specific, key company objectives. The emphasis on overall performance is designed to focus our executive officers, working as a team, on a common purpose, using shared performance standards aligned with shareholder interests.
•	Balancing the components of compensation so that short-term (annual) and long-term performance objectives are recognized. Our success depends on our executive officers being focused on the critical strategic and tactical objectives, both short-term and long-term, that lead to our success as a company. The components of our compensation package, coupled with the performance objectives, align our executive compensation with our business objectives. The design of the program, the selected performance objectives, and the timing of awards and pay-out are all intended to drive business performance and increase shareholder returns.

Participants in Executive Compensation Design and Decision-Making Process

Role of the Compensation Committee

The Compensation Committee has authority to determine and approve the corporate goals and objectives applicable to the compensation of the CEO and to assess the CEO’s performance annually in light of these goals and objectives and then to determine and approve the CEO’s compensation level based on this evaluation. The CEO is not present during discussions about his own compensation.

The Compensation Committee also has authority to determine and approve the compensation of all other executive officers. The committee is also entrusted with reviewing and approving incentive plans and equity-based plans that apply on a broader basis but which could also apply to the CEO and other executive officers.

Role of Compensation Consultant

The Compensation Committee has the sole authority to retain and terminate a compensation consultant to assist with its responsibilities, as well as the sole authority to approve the consultant’s fees, which we then pay. Our executive officers do not discuss compensation matters with the Compensation Committee’s consultant, except as needed to respond to questions from the consultant or to understand the data underlying the consultant’s reports. The Compensation Committee’s consultant does not provide other services for us or any of our executive officers or other employees. When making compensation decisions in 2018, our Compensation Committee considered advice and data provided by Pearl Meyer.

LIVANOVA | 2019 Proxy Statement	23

Back to Contents

Role of Executive Officers

Our Compensation Committee works with our executive management team, including our CEO to oversee our executive compensation programs. Until March 2019, our chief administrative officer, assisted in this regard, and from that same month, this function has been performed by our new chief human resources officer.

Our CEO plays a key role in the process by:

•	recommending, at the beginning of the year, the performance objectives for our annual short-term incentive plan (“STIP”);
•	recommending adjustments to annual base salaries for executive officers other than himself and the target amount under our STIP for executive officers other than himself;
•	recommending, at the beginning of the year, equity incentive awards for our executive officers other than himself;
•	preparing, at the end of the year, an evaluation of each executive officer and a self-evaluation; and
•	preparing, at the end of the year, an analysis of performance objective achievements and recommending annual bonus amounts for each executive officer other than himself.

Our chief administrative officer (and from March 2019, our chief human resources officer) assists the CEO and the Compensation Committee by analyzing the compensation benchmark report prepared by the Compensation Committee’s consultant and by recommending to the CEO compensation adjustments for our executive officers, assembling financial and other data relating to performance objectives, and by negotiating compensation for new and newly promoted executive officers (subject to Compensation Committee approval) as well as separation arrangements for departing executive officers.

Executive Compensation Program Design

In this Compensation Discussion and Analysis, we provide an overview and analysis of the compensation awarded to or earned by our NEOs, as that term is defined in Item 401(a) of Regulation S-K, identified in the Summary Compensation Table for the year ended December 31, 2018. Our NEOs for the year ended December 31, 2018 consist of our principal executive officer, our principal financial officer as of December 31, 2018 and our other three executive officers on December 31, 2018 as listed below:

NAME	TITLE
Damien McDonald	Chief Executive Officer (CEO) and Director
Thad Huston	Chief Financial Officer (CFO)
David Wise	Chief Administrative Officer
Keyna Skeffington	Senior Vice President and General Counsel
Douglas Manko	Chief Accounting Officer

In 2018, our executive compensation program consisted of the following elements, each established as part of our program in order to achieve the compensation objective described further below.

We do not currently have, and we do not expect to have, formal policies relating to the allocation of total compensation among the various elements of our compensation program (other than for our CEO who, as a director, is subject to the shareholder-approved remuneration policy.) We intend to continue to evaluate the mix of base salary, STIP compensation and long-term incentive plan (“LTIP”) compensation to appropriately align the interests of our NEOs with those of our shareholders.

Base Salary

The annual base salaries of our NEOs are an important part of their total compensation package and are intended to reflect their respective positions, duties and responsibilities. Base salaries help balance the incentive portions of the compensation program and thereby provide stability and reduce the incentive for excessive risk-taking. The Compensation Committee reviews base salaries at the beginning of the year. In establishing base salaries, it considers the following factors:

•	individual performance during the recently concluded financial year and potential future contribution;
•	responsibilities, including any recent changes in those responsibilities;
•	level of expertise and experience of the NEO compared to that required for a position;
•	strategic importance of a position;
•	internal pay equity among positions; and
•	competitive benchmarking data.

Each of the NEOs, other than Messrs. Wise and Manko, is or was party to an employment agreement that provides for a specified base salary. That base salary is generally reviewed annually and serves as the baseline from which the calculations of certain other elements of compensation are made (e.g. under the STIP). The cash paid as base salary in 2018 for each of the NEOs is disclosed in the Summary Compensation Table.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	24

Back to Contents

Short-Term Incentive Plan

Our STIP is an annual cash-based incentive bonus plan, which is an important component of our total compensation program. It provides incentives that compensate our executive officers for achieving objectives intended to enhance shareholder value. It also promotes retention of our NEOs. In 2018, each NEO, was eligible to receive an annual performance-based cash award under our STIP based on a specified target annual bonus award amount, expressed as a percentage of the NEO’s weighted average base salary during the year.

Under English company law, we were obliged to adopt a remuneration policy for our directors, including our CEO, who is also a director. Under that shareholder-approved 2016 remuneration policy which is in force until the 2019 AGM, our CEO’s maximum short-term incentive cannot exceed 200% of his base salary, but our 2018 STIP did not permit a maximum bonus at this level. (The Compensation Committee approved a lower maximum of 175%.) Bonuses are based on performance over the calendar year, which is also our financial year, and are generally paid in April of the following year after completion of the audit of our annual financial statements. Any performance conditions are verified by each of our Compensation Committee and Audit and Compliance Committee before payment is approved. Payments under the 2018 STIP were made to the NEOs in April 2019.

Long-Term Incentive Plan

The purpose of our LTIP is to promote the success and enhance our value by linking the individual interests of our NEOs to those of our shareholders by providing such individuals with an incentive for outstanding performance to generate superior returns to our shareholders. The plan also provides flexibility as we seek to motivate, attract and retain the services of the NEOs upon whose judgment, interest and special effort the successful conduct of our operations is largely dependent.

Health and Welfare

In order to attract and retain executive officers with the capability of driving and executing our corporate strategy, we need to provide a range of benefits competitive to the benefits they would receive if they were to work for one of our competitors.

Benefits may vary depending on the personal choices, country of residence and situation of the executive officer.

How We Establish Executive Compensation Levels

In making executive compensation determinations, we rely on several factors to set compensation elements and compensation targets consistent with our executive compensation program objectives. We applied these factors, to the extent available, in 2018. These factors include:

Assessment of Individual Performance

Individual performance has a strong impact on compensation.

•	CEO. The Compensation Committee meets with our CEO at the beginning of the year to agree on the CEO’s performance objectives for the year. At the end of the year, the Compensation Committee and the chairman of the Board meet in executive session to assess the CEO’s performance against his performance objectives, his contribution to our company’s performance, his ethics and integrity and other leadership attributes.
•	Other Executive Officers. For all other executive officers, the Compensation Committee receives performance assessments and compensation recommendations from the CEO and also exercises its judgment based on the Board’s interactions with the executive officers. As with the CEO, an executive officer’s performance assessment is based on individual achievements and contributions, contribution to our company’s performance, ethics and integrity and other leadership accomplishments.

Assessment of Company Performance

The Compensation Committee establishes specific, objectively-measurable company performance objectives that the Board, the Compensation Committee and management believe will help drive shareholder value. Achievement or not of the performance objectives determines substantially all of the pay-outs under the short-term incentive plan (individual objectives may also be relevant depending on the year) and the lapsing or not of forfeiture restrictions on performance-based equity incentive awards.

Benchmarking Analysis

The Compensation Committee reviews peer-group data as a market check for compensation decisions, but does not base compensation targets on peer-group data alone.

•	Individual Competitiveness. The Compensation Committee compares the overall pay of individual executives to the most relevant benchmarking data available from its independent advisor, Pearl Meyer. The executive’s pay is driven primarily by individual and company performance, as well as internal pay equity; the peer group data is used as a market check to compare individual pay to the broad middle range (25th to 75th percentile) of peer group pay. The Compensation Committee typically seeks to maintain base salary toward the middle of peer group pay, but will permit annual bonuses and long-term equity incentive awards to approach the upper end of the broad middle range when justified by individual and company performance.
•	The Compensation Committee used the survey data from a peer group of companies, as well as proprietary custom survey data, to benchmark its compensation decisions in 2018. The peer group consisted of 20 companies (the “2018 Peer Group”)* selected by the Compensation Committee with advice from its independent compensation consultant, Pearl Meyer, as follows:

LIVANOVA | 2019 Proxy Statement	25

Back to Contents
Align Technology, Inc.	Intuitive Surgical, Inc.
Cantel Medical Corp.	Masimo Corporation
CONMED Corporation	Merit Medical Systems, Inc.
DexCom, Inc.	Nuvasive, Inc.
Edwards Lifesciences Corporation	ResMed Inc.
Globus Medical, Inc.	Teleflex Incorporated
Hill-Rom Holdings, Inc.	The Cooper Companies, Inc.
Hologic, Inc.	Varian Medical Systems, Inc.
ICU Medical, Inc.	West Pharmaceutical Services, Inc.
Integer Holdings, Corporation
Integra LifeSciences Holdings Corporation
*	As of 2019, the following have been removed from our peer group: (i) Align Technology, Inc.; (ii) Edwards Lifesciences Corporation; (iii) Intuitive Surgical, Inc. while the following have been added (iv) Abiomed, Inc.; (v) Steris Plc; (vi) Wright Medical Group N.V.

•	Overall Competitiveness. The Compensation Committee uses aggregated market data as a reference point to ensure that executive compensation falls within the broad middle range of comparable pay at peer companies.

UK Remuneration Policy

For our CEO, who is also a director, the Compensation Committee must ensure that any compensation plan it approves for our CEO is consistent with our shareholder-approved UK remuneration policy, which continues to be in effect until our 2019 AGM, when a new remuneration policy will be presented to shareholders for their approval. From our 2019 AGM, the new policy, if approved, will at all times have to be adhered to in setting compensation for our CEO.

2018 Compensation Decisions

•	In January, the Compensation Committee reappointed Pearl Meyer as compensation advisors to the Committee for the 2018 financial reporting year.
•	In February, the Compensation Committee approved the 2018 Short-Term Incentive Plan and the 2018 Long-Term Incentive Plan.
•	In March, the Compensation Committee verified achievement of certain conditions of vesting of the 2017 LTIP performance awards. In addition, the Committee approved the annual equity awards under the 2018 LTIP to our executives and employees. Compensation for executives was also reviewed and approved. Mr. McDonald received an 11% increase consistent with the factors set out in the 2016 shareholder-approved remuneration policy, while the other NEOs each received a 3% increase which was consistent with our average increase across the Company.
•	In April, the bonuses under the 2017 STIP were paid to our executive officers.
•	In April, the Compensation Committee approved a procedure for the verification of the achievement of performance conditions under the Company’s STIP. Previously, this procedure had extended only to the verification of performance conditions under the Company’s LTIP.
•	In April, the Compensation Committee, as part of the retention plan to maintain the value of its CRM business which was in the process of being sold, approved the acceleration of unvested equity awards held by CRM employees to the moment of the closing of the transaction.
•	In October, the Compensation Committee amended its dates for predetermined equity awards to better align with internal administrative processes. Original dates were the 15th of each of March, June, September and December, but the Committee agreed that the March date would be moved to March 30.

2018 Base Salary

The Compensation Committee typically reviews annual base salaries for our executive officers in February/March, and salary increases for any given year typically take effect on April 1st. On March 15, 2018, the Committee approved adjustments to the base salaries. The adjusted base salaries of Messrs. McDonald, Huston, and Wise, described in the table below, took effect on April 1, 2018. In benchmarking data provided by the Committee’s independent consultant, Pearl Meyer, Mr. McDonald’s target total cash (including base and short-term incentive) ranked at the 64th percentile in the UK data and 65th percentile in the US data. Mr. Huston’s target total cash ranked at the 55th percentile in the UK data and above the 75th percentile in the US data. Mr. Wise’s target total cash ranked at the 56th percentile in the US data. Pearl Meyer did not provide UK benchmarks for Mr. Wise or Mr. Manko.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	26

Back to Contents
	Local Currency	2018 Base Salary(1) (Local Currency)	Change from 2017(2)
Mr. McDonald	GBP	731,500	11%
Mr. Huston	GBP	386,250	3%
Mr. Wise	USD	465,000	3%
Ms. Skeffington	GBP	310,000	3%
Mr. Manko	USD	312,989	3%
(1)	As at December 31, 2018.
(2)	The base salary earned by the NEO in each of 2017 and 2018 was calculated by adding the first three months at the prior year’s rate with the last nine months at the new year’s rate.

2018 Short-Term Incentive Plan (the “2018 STIP”)

2018 Short-Term Incentive Plan Design

Each NEO was eligible for a cash award under the 2018 STIP at a target percentage of his or her base salary. These are set out below:

Named Executive Officer	Target Percentage
Damien McDonald	100%
Thad Huston	90%
David Wise	70%
Keyna Skeffington	60%
Doug Manko	40%

Payments under the 2018 STIP were made to the NEOs in April 2019 following a verification procedure by each of the Compensation Committee and the Audit and Compliance Committee regarding of the achievement of performance conditions.

The 2018 STIP included the following objectives, each weighted at the percentages in the table below. Payment of the target bonus amount to each of our NEOs was subject to our achievement of certain financial objectives and, with the exception of our CEO, each NEO’s achievement of one or more talent or other individual objectives, as follows:

	Group Financial Objectives
	Adjusted Net Sales	Adjusted Net Income	Talent Objective
Damien McDonald	60%	40%	0%
Thad Huston	50%	35%	15%
David Wise	50%	35%	15%
Keyna Skeffington	50%	35%	15%
Doug Manko	50%	35%	15%

“Adjusted Net Sales” is defined as our net sales for 2018 at budgeted currency exchange rates, excluding net sales from CRM, ImThera Medical, Inc. and any acquisitions in 2018.

“Adjusted Net Income” is defined as our non-GAAP net income at reported currency exchange rates, after adjustments for CRM, and the effects of acquisitions, divestitures, restructuring, integration, purchase price allocation and intangible amortization, special items, including 3T Heater Cooler remediation and significant and unusual litigation, and equity compensation.

If the threshold for a financial objective (Adjusted Net Sales or Adjusted Net Income) is achieved, then the funding for that objective is scaled down or up for underachievement and overachievement, respectively, of the objective, as follows:

LIVANOVA | 2019 Proxy Statement	27

Back to Contents

The Talent Objective is an individual objective that can be underachieved as determined by the Compensation Committee, on the recommendation of our CEO, but is not subject to scaling up as described above for the financial objectives.

Mr. Huston’s talent objectives pertained to the development of succession plans for key leaders, attracting top-tier healthcare industry talent and improving the engagement scores for the Finance organization. Mr. McDonald rated his achievement at 100%.

Mr. Manko’s talent objectives related to improved training, coaching and project experience for his team. Mr. Huston rated his achievement at 96%.

Ms. Skeffington’s talent objectives included execution of a process to develop and implement an action plan to improve the Legal team’s engagement scores and implementing specific actions to improve communication within and recognize the achievements of the Legal team. Mr. McDonald rated her achievement at 100%.

Mr. Wise’s talent objectives included the successful implementation of the Workday HR information system, re-evaluation and implementation of improvements to our performance management system and execution of a strategic plan to establish controls and processes to reduce our cost per hire in Europe. Mr. McDonald rated his achievement at 100%.

The table below shows the minimum and maximum achievement of the target short-term incentive payment under the 2018 STIP.

	Minimum	Maximum
Mr. McDonald(1)	0%	175%
Mr. Huston	0%	160%
Mr. Wise	0%	160%
Ms. Skeffington	0%	160%
Mr. Manko	0%	160%
(1)	Under the 2016 Remuneration Policy, Mr. McDonald’s maximum STIP cannot exceed 200%. The Compensation Committee has, in the 2018 STIP, not reached this level, instead setting a maximum of 175%.

The Compensation Committee selected adjusted net sales and adjusted net income as appropriate performance measures because they are the financial metrics that are most widely used by management, the Board, investors, and analysts to evaluate the performance of our business. In addition, each executive officer’s performance contributes directly or indirectly to the attainment of these objectives, and the majority of the bonuses are paid only to the extent that we meet these objectives.

Both of these performance measures for the 2018 STIP are non-GAAP financial measures. Adjusted net sales at comparable currency exchange rates is calculated as the consolidated Company net sales in US dollars, adopting the fixed exchange rates used for the budget to translate sales in currencies different from US dollars. Adjusted net income for the 2018 LTIP is calculated as net income, plus or minus non-GAAP adjustments (net of tax impact), which the plan described as adjustments used to determine the adjusted net income reported in our February 27, 2019 press release describing our full-year financial results.

2018 Short-Term Incentive Plan Pay-out

Our 2018 adjusted net sales was $1,076.3 million as compared to a target of $1063.6 million (101.2%), and adjusted net income was $182.5 million against a target of $171.9 million (106.2%). Accordingly, the 2018 short-term incentive would have resulted in a 109% pay-out and a 146.5% pay-out regarding adjusted net sales and the adjusted net income objectives, respectively, under the terms of the plan approved by the Compensation Committee at the outset of 2018. The group financial objectives together would have resulted in an overall pay-out of 124.0% for Mr. McDonald and of 120.8% for our other NEOs. In order to better align our NEO pay-out with respect to corporate objectives with pay-out levels among other executives and employees in business franchises and functions where the pay-out levels were lower, however, the Compensation Committee exercised its discretion and determined that the pay-out respect of corporate objectives would be reduced to 105%. This incremental adjustment to pay-outs under the 2018 STIP are reflected in the table below.

Named Executive Officer	Target Bonus Percentage	2018 Bonus (Target Per 2018 STIP) ($)(1)	2018 Annual Bonus (As Approved) ($)(1)	Adjusted Pay-out (As a percentage of target bonus)
Damien McDonald	100%	$951,554	$999,131	105.00%
Thad Huston	90%	$460,357	$479,922	104.25%
David Wise	70%	$322,911	$336,635	104.25%
Keyna Skeffington	60%	$241,193	$251,444	104.25%
Doug Manko	40%	$124,296	$128,833	103.65%
(1)	For Messrs. McDonald and Huston and Ms. Skeffington, amounts were determined based on an exchange rate of $1.333872 per British Pound, each of which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2018 and December 31, 2018.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	28

Back to Contents

2018 Long-Term Incentive Plan (the “2018 LTIP”)

We typically grant equity awards to executive officers under the 2018 LTIP on the same date we grant annual equity awards for other employees, or, in the event of an executive who joins after approval of the annual awards, at the first predetermined equity award grant date following the commencement of their employment with the Company. Prior to October 2018, the predetermined quarterly grant dates were March 15, June 15, September 15 and December 15; these were publicized on a Current Report on Form 8-K. On October 16, 2018, our Compensation Committee amended the predetermined quarterly grant dates (March 30, June 15, September 15 and December 15) in order to better align with internal administrative processes in the first quarter. This amendment was published on a Form 8-K at the relevant time. There is no formal policy providing any affirmative right to an LTIP award, but where an LTIP award is granted to our CEO, in his capacity as an executive director of the Company, the award is circumscribed by any restrictions or limits in the Company’s UK remuneration policy then in effect.

2018 LTIP Design

The 2018 LTIP awards were granted to all NEOs in 2018 as follows:.

2018 Equity Award Value at Grant
Mr. McDonald	$4,500,000
Mr. Huston	$1,500,000
Mr. Manko	$400,000
Ms. Skeffington	$650,000
Mr. Wise	$790,000

One-fourth of each participant’s award value is allocated to each of four different types of equity awards, as explained below.

Service-Based Restricted Stock Units

Each participant received an award of service-based RSUs vesting in equal or substantially equal amounts on each of the first four anniversaries of the grant date. The Compensation Committee determined the number of RSUs awarded to each participant by dividing one-fourth of the award value by the most recent closing price of an ordinary share of our stock on Nasdaq as of the grant date and rounding down to the nearest whole unit.

Stock Appreciation Rights

Each participant received an award of SARs vesting in equal or substantially equal amounts on each of the first four anniversaries of the grant date. The Compensation Committee determined the number of SARs awarded to each participant by dividing one-fourth of the award value by the Black-Scholes value of an option for an ordinary share as of the grant date and rounding down to the nearest whole right.

Relative Total Shareholder Return Performance Stock Units (“PSU”)

Each participant received an award of RSUs subject to a performance or market condition based on a relative total shareholder return (“rTSR”). The Compensation Committee determined the number of PSUs awarded to each participant by dividing one-fourth of the award value by the most recent closing price of an ordinary share of our stock on Nasdaq as of the grant date and rounding down to the nearest whole unit. At the end of calendar year 2020, our TSR for the three-year period 2018 through 2020 will be compared to the TSR for a comparator group of 27 companies (the “2018 rTSR Comparator Group”) selected by the Compensation Committee, following the recommendation of the compensation consultant, Pearl Meyer, and the number of shares actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:

TSR Performance Percentile Rank		Percent Funding for Objective
≥90	th	200%
80	th	150%
50	th	100%
30	th	40%
<30	th	0%

The 2018 rTSR Comparator Group includes:

ABIOMED, Inc.	Haemonetics Corporation	NuVasive, Inc.
Baxter International Inc.	Hill-Rom Holdings, Inc.	ResMed Inc.
Becton, Dickinson and Company	Hologic, Inc.	Smith & Nephew plc
Boston Scientific Corporation	Integer Holdings Corporation	Steris Plc
Cantel Medical Corp.	Integra LifeSciences Holdings Corp.	Stryker Corporation
CONMED Corporation	Intuitive Surgical, Inc.	Teleflex Incorporated
DexCom, Inc.	Invacare Corporation	Varian Medical Systems, Inc.
Edwards Lifesciences Corporation	Masimo Corporation	Wright Medical Group N.V.
Globus Medical, Inc.	Medtronic plc	Zimmer Biomet Holdings, Inc.

LIVANOVA | 2019 Proxy Statement	29

Back to Contents

Adjusted Free Cash Flow Performance Stock Units

Each participant received an award of PSUs subject to achievement of a three-year cumulative adjusted free cash flow target (the “FCF Target”). The Compensation Committee determined the number of PSUs awarded to each participant by dividing one-fourth of the award value by the most recent closing price of an ordinary share of our stock on Nasdaq as of the grant date and rounding down to the nearest whole unit. At the end of calendar year 2020, cumulative adjusted free cash flow for the period 2018 through 2020 will be compared to the FCF Target, and the number of shares actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:

FCF Achievement Relative to FCF Target	Percent Funding for Objective
≥ 150%	200%
125%	150%
100%	100%
60%	20%
<60%	0%

“Adjusted Free Cash Flow” is defined as our reported cash flow from operating activities minus our reported capital expenditures and excludes cash flows associated with restructuring, integration, acquisitions, divestitures, 3-T heater cooler product remediation and significant and unusual litigation.

2019 Compensation Program and Other Subsequent Events

2019 Base Salary

On February 20, 2019, the Compensation Committee approved adjustments to the base salaries for our executive officers. The adjusted base salaries of our NEOs were effective from April 1, 2019.

	Local Currency	2019 Base Salary (Local Currency)	Change from 2018
Mr. McDonald	GBP	731,500	0%
Mr. Huston	GBP	405,000	5%
Mr. Manko	USD	322,379	3%
Ms. Skeffington	GBP	340,000	10%
Mr. Wise	USD	300,000	(35.48)%

In benchmarking data provided by the Committee’s independent consultant, Pearl Meyer, Mr. McDonald’s target total cash (base salary and short-term incentive) ranked at the 69th percentile based on U.S. benchmarking data. Pearl Meyer did not provide U.K. benchmarking data due to its limited availability. Mr. Huston’s target total cash ranked above the 75th percentile in the U.S. data. Ms. Skeffington’s total target cash ranked at the 51st percentile in the U.S. data. The Committee used data from the Radford Global Technology Survey to benchmark Mr. Manko’s total target cash at approximately the 60th percentile. The Committee did not benchmark Mr. Wise’s compensation or approve a revision to his base salary, because he ended his service as an executive officer on December 31, 2018 and is transitioning to a new role as senior advisor at a reduced compensation.

2019 Short-Term Incentive Plan (the “2019 STIP”)

On February 21, 2019, the Compensation Committee approved our 2019 annual short-term incentive plan (the “2019 STIP”) for our executive officers. Our chief executive officer, Damien McDonald, and chief financial officer, Thad Huston, as well as our other executive officers and Mr. Wise, are eligible to participate in the 2019 STIP.

Under the 2019 STIP, each participant is eligible to receive a target bonus amount calculated as a percentage of the weighted average base salary of the year, as specified in the participants’ employment agreements, copies of which are on file with the Securities and Exchange Commission, or as determined by the Compensation Committee. The applicable 2019 STIP target percentages are shown in the table below.

	2019 STIP (as % of base salary)	Change from 2018
Mr. McDonald	125%	25%
Mr. Huston	90%	—%
Mr. Wise	50%	(29)%
Ms. Skeffington	70%	17%
Mr. Manko	40%	—%

Mr. McDonald’s target STIP award as a percentage of base salary was increased due to his performance and the benchmark provided by Pearl Meyer. Ms. Skeffington’s target STIP award as a percentage of base salary was increased to reflect the broadened scope of her role which, from mid-2018

www.livanova.com	LIVANOVA | 2019 Proxy Statement	30

Back to Contents

included not only the legal function, but also our compliance (now ethics and integrity) and risk functions. Mr. Wise’s target STIP award as a percentage of base salary decreased with effect from April 1, 2019 in connection with his transition to a new role.

Payment of the target bonus amount is conditioned on achievement of certain financial and non-financial objectives, as described below.

	Financial Objectives
		Adjusted Net
	Net Sales	Income
Mr. McDonald	45%	30%
Mr. Huston	35%	25%
Mr. Manko	35%	25%
Ms. Skeffington	35%	25%
Mr. Wise	35%	25%

“Adjusted Net Sales” is defined as our net sales for 2019 at budgeted currency exchange rates, excluding net sales from any acquisitions in 2019.

“Adjusted Net Income” is defined as our non-GAAP net income at reported currency exchange rates, after adjustments for the effects of acquisitions, divestitures, restructuring, integration, purchase price allocation and intangible amortization, special items, including 3T Heater Cooler remediation and significant and unusual litigation, including 3T Heater Cooler litigation, and equity compensation.

If the threshold for a financial objective is achieved, then the funding for that objective is scaled down or up for underachievement or overachievement, respectively, of the objective, as follows:

Percent	Percent
Achievement of	Achievement of		Percent Funding
Sales Objective	Income Objective		for Objective
<97%	<90%		0%
97%	90%		50%
	Linear Interpolation:	1:16.67 (Sales)
		1:5 (Income)
100%	100%		100%
	Linear Interpolation:	1:7.50
110%	110%		175%
>110%	>110%		175%

	Non-Financial Objectives
	Design	Clinical	Regulatory	Commercialization	Leadership
Mr. McDonald	10%	10%	15%	5%	–
Mr. Huston	10%	10%	15%	5%	15%
Mr. Manko	10%	10%	15%	5%	15%
Ms. Skeffington	10%	10%	15%	5%	15%
Mr. Wise	10%	10%	15%	5%	15%

The non-financial objectives comprise product development projects that will drive revenue generation beyond 2019, plus a Leadership objective focused on developing our future leaders. The Design projects include two product development projects, each valued at 5% if the objectives are achieved within defined timelines. The Clinical projects are enrollment objectives for two clinical studies, each valued at 5%. The Regulatory projects include three regulatory submission objectives and a fourth project, together valued at 15%, and the Commercialization objective is a commercial launch objective valued at 5%. Together, the nine product development project objectives represent 25% of each executive’s target bonus, but total 40% if all objectives are achieved, representing a potential overachievement of 15%. The Leadership objective is valued at 15% and cannot be overachieved.

The table below shows the minimum and maximum achievement of the target short-term incentive payment under the 2019 STIP.

	Minimum	Maximum
Mr. McDonald	0%	171%
Mr. Huston	0%	145%
Mr. Manko	0%	145%
Ms. Skeffington	0%	145%
Mr. Wise	0%	145%

2019 Long-Term Incentive Plan (the “2019 LTIP”)

On March 29, 2019, the Compensation Committee (the “Committee”) of the Board approved our 2019 annual long-term incentive program (the “2019 LTIP”). Our chief executive officer, Damien McDonald, and chief financial officer, Thad Huston, as well as our other NEOs, Doug Manko, Keyna Skeffington and David Wise, are eligible to participate in the 2019 LTIP.

LIVANOVA | 2019 Proxy Statement	31

Back to Contents

Pursuant to the 2019 LTIP, the Committee approved an equity award value for each of four award vehicles for each participant with an effective date of March 30, 2019, as follows:

	RSUs	SARs	rTSR PSUs	FCF PSUs
	($)	($)	($)	($)
Mr. McDonald	1,250,000	1,250,000	1,500,000	1,500,000
Mr. Huston	500,000	500,000	500,000	500,000
Mr. Manko	100,000	100,000	100,000	100,000
Ms. Skeffington	225,000	225,000	225,000	225,000
Mr. Wise	112,500	112,500	112,500	112,500

Service-Based Restricted Stock Units

Each participant received an award of service-based RSUs vesting in equal or substantially equal amounts on each of the first four anniversaries of the grant date. The Committee determined the number of RSUs awarded to each participant by dividing the award value by the most recent closing price of an ordinary share of our stock on the NASDAQ Stock Market as of the grant date and rounding down to the nearest whole unit.

Stock Appreciation Rights

Each participant received an award of SARs vesting in equal or substantially equal amounts on each of the first four anniversaries of the grant date. The Committee determined the number of SARs awarded to each participant by dividing the award value by the Black-Scholes value of a SAR based on the most recent closing price of an ordinary share of our stock on the NASDAQ Stock Market as of the grant date and rounding down to the nearest whole right.

Relative Total Shareholder Return Performance Stock Units

Each participant received an award of PSUs subject to a three-year relative total shareholder return (“rTSR”) market condition. The Committee determined the number of PSUs awarded to each participant by dividing the award value by the the most recent closing price of an ordinary share of our stock on the NASDAQ Stock Market as of the grant date and rounding down to the nearest whole unit. At the end of calendar year 2021, our TSR for the three-year period 2019 through 2021 will be compared to the TSR for a group of 27 companies (the “2019 rTSR Comparator Group”) selected by the Committee’s compensation consultant, Pearl Meyer, and the number of shares of our stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:

TSR Performance		Percent Funding
Percentile Rank		for Objective
≥90	th	200%
80	th	150%
50	th	100%
30	th	40%
<30	th	0%

The 2019 rTSR Comparator Group includes:

ABIOMED, Inc.	Haemonetics Corporation	NuVasive, Inc.
Baxter International Inc.	Hill-Rom Holdings, Inc.	ResMed Inc.
Becton, Dickinson and Company	Hologic, Inc.	Smith & Nephew plc
Boston Scientific Corporation	Integer Holdings Corporation	Steris Plc
Cantel Medical Corp.	Integra LifeSciences Holdings Corp.	Stryker Corporation
CONMED Corporation	Intuitive Surgical, Inc.	Teleflex Incorporated
DexCom, Inc.	Invacare Corporation	Varian Medical Systems, Inc.
Edwards Lifesciences Corporation	Masimo Corporation	Wright Medical Group N.V.
Globus Medical, Inc.	Medtronic plc	Zimmer Biomet Holdings, Inc.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	32

Back to Contents

Adjusted Free Cash Flow Performance Stock Units

Each participant received an award of PSUs subject to achievement of a three-year cumulative adjusted free cash flow target (the “FCF Target”). The Committee determined the number of PSUs awarded to each participant by dividing the award value by the most recent closing price of an ordinary share of our stock on the NASDAQ Stock Market as of the grant date and rounding down to the nearest whole unit. At the end of calendar year 2021, cumulative adjusted free cash flow for the period 2019 through 2021 will be compared to the FCF Target, and the number of shares of our stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:

FCF Achievement	Percent Funding
Relative to FCF Target	for Objective
≥ 150%	200%
125%	150%
100%	100%
60%	20%
<60%	0%

“Adjusted Free Cash Flow” is defined as the Company’s reported cash flow from operating activities (including ImThera and TandemLife), minus the Company’s reported capital expenditures, and excluding cash flows associated with restructuring, integration, 3-T heater cooler product remediation and significant and unusual litigation and cash paid or received for acquisitions (Caisson, ImThera, TandemLife and future acquisitions), divestitures (CRM and future divestitures) and settlements and judgments in significant and unusual litigation (including 3T heater-cooler litigation).

Other Benefits and Perquisites

Our NEOs are provided with certain perquisites and other benefits to aid in the performance of their respective duties and to provide compensation competitive with that of executives with similar positions and levels of responsibilities in their respective geographies. These benefits may include housing allowance, expatriate school fees, car allowances, supplemental life insurance, supplemental health insurance, supplemental pension contributions, meal vouchers, childcare vouchers, gym membership and flexible benefit payments. Some of these are benefits received by all employees and so are not considered to be “perquisites” or “personal benefits” according to SEC rules, and so do not appear in the Summary Compensation Table under All Other Compensation. However, some of the NEOs’ benefits are not offered to all other employees (e.g. car allowance) and accordingly are considered “perquisites” or “personal benefits” that are reflected in the Summary Compensation Table under All Other Compensation and separately identified in footnotes as perquisites and other benefits.

Health/Welfare Plans

All of our full-time US-based employees, including Messrs. Wise and Manko, are eligible to participate in our health and welfare plans, including:

•	medical, dental and vision benefits;
•	medical and dependent care flexible spending accounts;
•	short-term and long-term disability insurance; and
•	group term life insurance.

Outside the US, our employees are generally covered by a state-run health plan and may be eligible to participate in a supplemental health plan, depending on their geography and position in the company. Our NEOs based in the United Kingdom - Ms. Skeffington and Messrs. McDonald and Huston - each are eligible to receive Company-paid supplemental private health insurance, group term life insurance, disability insurance, and a gym membership.

LIVANOVA | 2019 Proxy Statement	33

Back to Contents

Compensation of Executive Officers and Directors

Our Named Executive Officers

	Age at
Name	30 April 2019	Position
Damien McDonald	54	Chief Executive Officer
Thad Huston	49	Chief Financial Officer
David S. Wise	64	Senior Advisor (and until March 2019, Chief Administrative Officer)
Keyna Skeffington	57	General Counsel
Douglas Manko	45	Chief Accounting Officer

Damien McDonald’s biographical information is set forth under “Background Information Regarding Director Nominees and Directors”.

Thad Huston joined LivaNova in May 2017 as chief financial officer. Previously, from 2013 to 2017, Mr.  Huston served as group chief financial officer, Medical Devices & Global Surgery Group at Johnson & Johnson. From 2010 to 2013, Mr.  Huston served as president of Johnson & Johnson’s Xian-Janssen Pharmaceuticals division in China. Prior to this, Mr. Huston served as vice president, finance, chief financial officer and chief operations officer in Johnson & Johnson’s Pharmaceutical Research and Development division and as vice president, Finance and chief financial officer at Ortho-McNeil Pharmaceuticals. Prior to this, he held senior financial roles at various Johnson & Johnson locations in the US, China, Belgium, Russia and Hungary. Mr. Huston holds a bachelor’s degree in finance from Pennsylvania State University. He is a Certified Management Accountant.

David Wise has served as a senior advisor since March 2019. Previously, he served as the Company’s chief administrative officer since February 2017, with responsibility for Human Resources and for Information Technology, Legal, and for administrative purposes, Compliance until September 2018. He served as LivaNova’s senior vice president, Human Resources and Information Technology from October 2015 to February 2017. He was an executive officer of LivaNova from October 2015 until December 2018. Previously, starting in April 2011, Mr. Wise served as senior vice president and chief administrative officer, as well as Secretary, of Cyberonics, with responsibility for Human Resources, Information Technology, Legal and Government Affairs. From June 2009 to 2011, Mr. Wise was vice president, General Counsel and Secretary, as well as vice president, Human Resources for Cyberonics, and earlier, from 2003, Mr. Wise also served in the roles of vice president, General Counsel and Secretary of Cyberonics. From 1994 to 2003, Mr. Wise was employed in positions of increasing responsibility at Centerpulse USA, Inc. (formerly SulzerMedica), at the time a diverse global medical devices company, where he eventually served as group vice president and General Counsel. Prior to Centerpulse, he spent 12 years in private legal practice, focused on intellectual property and commercial litigation. Mr. Wise holds a Bachelor of Science in Electrical Engineering from Rice University and a Juris Doctor cum laude from Duquesne University School of Law. He is a Registered Patent Attorney and is licensed as an attorney by the State Bar of Texas.

Keyna Skeffington joined LivaNova in June 2017 in the role of senior vice president and General Counsel. Previously, Ms.  Skeffington served in various roles at Medtronic Plc from 2004 to 2017, most recently as vice president of Legal - Corporate and Securities and assistant secretary from 2006 to 2017. She also served as senior legal counsel for Medtronic’s Cardiac Surgery Business from 2005 to 2006. Before Medtronic, Ms. Skeffington was a Partner at Faegre Baker Daniels LLP. Ms. Skeffington holds a JD from Tulane University Law School and a BA in International Relations and Russian from Mount Holyoke College.

Douglas Manko joined LivaNova in July 2016 as chief accounting officer and an executive officer. Prior to joining LivaNova, Mr. Manko held several senior roles at Ensco Plc, a company organized under the laws of England and Wales. At Ensco, from 2014 to 2015, Mr. Manko served as Ensco’s vice president and treasurer. Prior to that, starting in 2012, he was vice president, finance, and from 2008 to 2012 he was that company’s corporate controller. From 2004 until 2008, he held positions in management systems and public reporting. From 1996 to 2004, Mr. Manko served in various capacities as an employee of the public accounting firm of Ernst and Young LLP. Mr. Manko holds a bachelor of arts degree in business administration from Baldwin-Wallace University. He obtained his Certified Public Accountant accreditation in Ohio in 1999.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	34

Back to Contents

Compensation Tables

2018 Summary Compensation Table

The following table contains information about the compensation earned by each of our NEOs during each of the last three financial years.

A	B	C	D	E	F	G	H	I	J
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(3)	Stock Awards ($)(2)	Option Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	Non-Equity Incentive Plan Compensation ($)(1)(4)	All Other Compensation ($)(1)(5)	Total ($)
Damien McDonald Chief Executive Officer	2018	951,218		3,522,492	1,124,847		999,131	514,940	7,112,628
	2017	847,925		2,350,821			848,095	1,368,920	5,415,761
	2016	132,414	216,677	2,999,989	1,999,990		88,564	276,659	5,714,293
Thad Huston Chief Financial Officer	2018	511,458		1,174,164	374,940		480,257	431,233	2,972,052
	2017	296,759		3,158,878			269,641	157,907	3,883,185
	2016
David Wise Chief Administrative Officer	2018	452,019		618,214	197,455	(16,207)	336,635	78,288	1,666,404
	2017	439,850		462,822		32,937	304,996	58,406	1,299,011
	2016	359,785		1,499,962		4,095	170,227	25,439	2,059,508
Keyna Skeffington Senior Vice President, General Counsel	2018	410,166		658,627	162,473		251,619	134,393	1,617,278
	2017	215,599		274,962	258,412		118,407	108,865	976,245
	2016
Douglas Manko Chief Accounting Officer	2018	304,515		312,981	99,988	(4,599)	128,833	43,768	885,486
	2017	301,666		167,106	167,130	2,378	119,460	43,430	801,170
	2016
(1)	For amounts paid in salary and bonus compensation in 2018, we used an exchange rate of $1.333872 per British Pound, which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2018 and December 31, 2018. The BOPC Accounting System uses Bloomberg as a source to obtain exchange rates. Salaries for our NEOs are reviewed and, if thought appropriate by the Compensation Committee, increased or decreased with effect on April 1st. The salaries indicated here thus reflect three months of the prior year’s base salary and nine months of the new base salary with effect from April 1st.
(2)	Amounts reflect the full grant-date fair value of RSUs and SARs granted during 2018 computed in accordance with Federal Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all RSUs and SARs awards made to executive officers in Note 2 to our audited financial statements in our US Annual Report on Form 10-K for the year ended December 31, 2018. For additional information regarding the RSUs and SARs awards reported herein, see “— Compensation Discussion and Analysis — 2018 Long Term Incentive Plan.” and “— Compensation Discussion and Analysis — 2018 Grants of Plan-Based Awards”.
(3)	Mr. McDonald in 2016 received £159,750 ($216,677) as a sign-on bonus and set out in his employment agreement dated October 3, 2016 when he joined the Company as chief operating officer.
(4)	Values in this column reflect payments in respect of the relevant year’s short-term incentive plan.

LIVANOVA | 2019 Proxy Statement	35

Back to Contents
(5)	The amounts reported in the All Other Compensation column represent the aggregate dollar amount for all other benefits and payments received by our NEOs. The following table shows the nature of the benefits and payments and specific amounts for each of our NEOs in 2018:

	Severance and Termination Payments ($)	Supplemental Health Insurance ($)	Housing Allowance ($)(a)	Car Allowance ($)(b)	Qualified Supplemental Pension Payments ($)(c)	Non qualified deferred compensation and defined contribution plan registrant contribution ($)(d)	Cash in lieu of pension ($)(e)	Other ($)(f)	Total ($)
Damien McDonald	–	26,277	170,069	23,676			258,693	36,225	514,940
Thad Huston	–	19,457		17,619			135,368	258,789	431,233
David Wise	–	26,613	–	–	17,761	30,281		3,633	78,288
Keyna Skeffington	–	29,567		17,619			87,207		134,393
Douglas Manko	–	21,014	–	–	11,000	11,246		508	43,768
(a)	Represents the housing allowance to Mr. McDonald under the terms of his service agreement.
(b)	Represents the car allowance for each of Messrs. McDonald and Huston and Ms. Skeffington. These benefits and allowances are customary in UK executive compensation packages.
(c)	Represents company contributions on behalf of our NEOs to tax-qualified defined contribution plans. (see - 2018 Pension Benefits)
(d)	Represents company contributions to a partially non-qualified defined contribution plan equal to the amount of company contributions made on behalf of the executive officer on top of the maximum amounts that may be tax-qualified under the supplemental pension plan. (see - 2018 Nonqualified Deferred Compensation)
(e)	Represents cash received in lieu of pension (see - 2018 Pension Benefits). In respect of Mr. McDonald: the Company contributed £10,000 ($13,339) into a personal pension plan administered by Aegon, and a further £193,942 ($258,693) was paid as cash in lieu of pension. (Mr. McDonald’s service agreement entitles him to a pension contribution equal to 15% of the aggregate of his base salary and bonus. As cash in lieu entails a UK employers’ national insurance charge in the amount of 13.8% of the cash in lieu, the cash paid is decreased by this amount in order that the payment by the Company remains relatively cost-neutral.) In respect of Mr. Huston, the Company contributed £101,485 ($135,368) as cash in lieu of pension. (Mr. Huston’s service agreement entitles him to a pension contribution equal to 15% of the aggregate of his base salary and bonus. As in the case of Mr. McDonald’s cash in lieu, the cash paid is decreased by 13.8%. In respect of Ms. Skeffington, the Company contributed £65,379 ($87,207). (Ms. Skeffington’s service contract contains the same provision as Mr. Huston’s and her cash in lieu is thus similarly reduced to reflect UK employers’ national insurance contributions payable by the Company.)
(f)	As to Mr. McDonald, this represents a school tuition fee allowance for Mr. McDonald’s children ($36,225). As to Mr. Huston, this represents reimbursement of expenses incurred in connection with the purchase of a principal residence in the UK ($138,928) and related gross-ups ($117,958), and gym membership ($1,903). As to Mr. Wise, this represents group term life insurance ($3,633). As to Mr. Manko, this represents group term life insurance ($508).

www.livanova.com	LIVANOVA | 2019 Proxy Statement	36

Back to Contents

2018 Grants of Plan-Based Awards Table

The following table provides supplemental information relating to grants of plan-based awards made during 2018 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards occurring during 2018.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan: Performance Stock Units (PSUs) (#)			All Other Stock Awards: Number	All Other Option Awards: Number of	Exercise or Base	Grant Date
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)(2)	of Shares of Service based RSUs (#)	Securities Underlying SARs (#)	Price of SAR Awards ($/Sh)	Fair value of RSU and SAR Awards ($)(1)
Damien McDonald			1,219,659	1,668,494					–
	03/15/2018				5,092	12,729	25,458		–		1,272,514	(2)
	03/15/2018				2,546	12,729	25,458				1,124,989
	03/15/2018							12,729			1,124,989
	03/15/2018								41,512	88.38	1,124,847
Thad Huston			486,196	783,316
	03/15/2018				1,697	4,243	8,486		–		424,171	(2)
	03/15/2018				849	4,243	8,486				374,996
	03/15/2018							4,243			374,996
	03/15/2018								13,837	88.38	374,940
David Wise			150,000	435,000
	03/15/2018				894	2,234	4,468		–		223,332	(2)
	03/15/2018				447	2,234	4,468				197,441
	03/15/2018							2,234			197,441
	03/15/2018								7,287	88.38	197,455
Keyna Skeffington(3)			317,462	657,599
	03/15/2018				735	1,838	3,676		–		183,744	(2)
	03/15/2018				368	1,838	3,676				162,442
	03/15/2018							1,838			162,442
	03/15/2018								5,996	88.38	162,473
	09/15/2018							1,202			149,998
Douglas Manko			128,952	467,450
	03/15/2018				452	1,131	2,262		–		113,066	(2)
	03/15/2018				226	1,131	2,262				99,958
	03/15/2018							1,131			99,958
	03/15/2018								3,690	88.38	99,988
(1)	The amounts reported represent the fair value of the restricted stock unit and SARs awards computed in accordance with FASB ASC Topic 718 on the grant date. The fair value for restricted stock unit awards is calculated by multiplying the number of units in each award by the closing price of an ordinary share of our stock on NASDAQ on the grant date, eventually discounted in case of a market price condition. The fair value for SARs awards is calculated by multiplying the number of rights subject to the award by the Black-Scholes value of an option for an ordinary share of our stock on the grant date. For a further discussion of the accounting treatment of the RSU and SAR awards, see “Note 2. Basis of Presentation, Use of Accounting Estimates and Significant Accounting Policies” included in the consolidated financial statements accompanying our US Annual Report on Form 10-K for the year ended December 31, 2018.
(2)	The amounts reported represent the fair value of the performance stock unit awards computed in accordance with FASB ASC Topic 718 on the grant date. LivaNova received a computed Fair Value from an outside source, MTI Consulting, who computed the Fair Value of the LivaNova PLC (LIVN) PSU contracts using the risk-neutral approach (i.e., assuming hedging and selling of the contract).
(3)	Mrs. Skeffington received an equity award on September 15, 2018 in recognition of her new responsibility for our compliance (now ethics and integrity) function.

LIVANOVA | 2019 Proxy Statement	37

Back to Contents

2018 Outstanding Equity Awards at Year End

The following table summarizes the number of ordinary shares of our stock underlying outstanding equity incentive plan awards for each NEO as of December 31, 2018.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(3)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)		Equity Incentive Plan Awards: Market or Pay-out Value of Unearned Shares, Units or Other Rights That Have Not Vested
Damien McDonald	43,557	87,113	44.79	11-04-2026
		41,512	88.38	03-15-2028
					33,489	(5)	3,063,239
					40,056	(6)	3,663,922
					13,352	(7)	1,221,307
					12,729	(8)	1,164,322
								12,729	(9)	1,164,322
								12,729	(10)	1,164,322
Thad Huston	–	13,837	88.38	03-15-2028
					29,720	(18)	2,718,488
					4,783	(11)	437,501
					14,351	(12)	1,312,686
					4,243	(8)	388,107
								4,243	(9)	388,107
								4,243	(10)	388,107
David Wise	10,595	–	51.90	06-15-2023
	11,322	–	57.39	06-15-2024
	29,717	–	69.39	10-19-2020
	29,718	–	69.39	10-19-2019
	–	7,287	88.38	03-15-2028
					15,624	(13)	1,429,127
					7,886	(6)	721,332
					2,628	(7)	240,383
					2,234	(8)	204,344
								2,234	(9)	204,344
								2,234	(10)	204,344
Keyna Skeffington	3,801	11,402	59.97	06-12-2027
	–	5,996	88.38	03-15-2028
					3,438	(14)	314,474
					1,838	(8)	168,122
					1,202	(15)	109,947
								1,838	(9)	168,122
								1,838	(10)	168,122

www.livanova.com	LIVANOVA | 2019 Proxy Statement	38

Back to Contents
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(3)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)		Equity Incentive Plan Awards: Market or Pay-out Value of Unearned Shares, Units or Other Rights That Have Not Vested
Douglas Manko	2,610	7,829	56.17	05-05-2027
	517	4,816	61.00	08-05-2026
	–	3,690	88.38	03-15-2028
					2,262	(16)	206,905
					1,209	(17)	110,587
					1,131	(8)	103,453
								1,131	(9)	103,453
								1,131	(10)	103,453
(1)	Amounts reflect the market value of the outstanding RSUs. Amounts calculated using the closing price of our ordinary shares on December 31, 2018, or $91.47, multiplied by the number of units that have not yet vested.
(2)	This column reflects SARs that are exercisable. The terms of the SARs stipulate that they may be exercised up to three months after a termination and in no event (even with continued employment) after the expiration date.]
(3)	This column reflects SARs that are not yet exercisable as they have not yet vested. The SARs were granted with a vesting schedule over four years (25% per year.) The terms of the SARs stipulate that they may be exercised up to three months after a termination and in no event (even with continued employment) after the expiration date.]
(4)	This column reflects RSUs that have not vested. The vesting schedule for each NEO is as follows:
(5)	Represents RSUs granted on November 4, 2016. These vest 25% per year on each of the first four anniversaries of the grant date.
(6)	Represents PSUs granted on May 5, 2017. These had a market factor that was met on March 1, 2018, therefore the remaining shares are now service based. The vesting schedule is 25% per year on each anniversary date of March 1, 2018.
(7)	Represents service based RSUs granted on May 5, 2017. These have a vesting schedule of 25% per year on each of the first four anniversaries of the grant date.
(8)	Represents service based RSUs granted on March 15, 2018. These have a vesting schedule of 25% per year on each of the first four anniversaries of the grant date.
(9)	Represents PSUs granted on March 15, 2018, these PSUs are subject to achievement of a three-year cumulative adjusted free cash flow target (the “FCF Target”). This award has a three-year cliff vesting schedule.
(10)	Represents PSUs granted on March 15, 2018, these PSUs are subject to a performance or market condition based on a relative total shareholder return (rTSR). This award has a three-year cliff vesting schedule.
(11)	Represents service based RSUs granted on May 20, 2017, which have a vesting schedule of 25% per year on each of the first four anniversaries of the grant date.
(12)	Represents service based RSUs granted on May 20, 2017, which had a market factor that was met on March 1, 2018, therefore the remaining shares are now service based. The vesting schedule is 25% per year each anniversary date of March 1, 2018.
(13)	Represents service based RSUs granted on March 11, 2016, which have a vesting schedule of 25% per year on each of the first four anniversaries of the grant date.
(14)	Represents service based RSUs granted on June 12, 2017, which have a vesting schedule of 25% per year on each of the first four anniversaries of the grant date.
(15)	Represents service based RSUs granted on September 15, 2018, which have a vesting schedule of 25% per year on each of the first four anniversaries of the grant date.
(16)	Represents PSUs granted on May 5, 2017 which had a performance factor that was met on March 1, 2018, therefore the remaining shares are now service based. The vesting schedule is 25% per year on each anniversary date of March 1, 2018.
(17)	Represents service based RSUs granted on August 5, 2016, which have a vesting schedule of 25% per year on each of the first four anniversaries of the grant date.
(18)	Represents service based RSUs granted on May 23, 2017, which have a vesting schedule of 25% per year on each of the first four anniversaries of the grant date.

LIVANOVA | 2019 Proxy Statement	39

Back to Contents

2018 Option Exercises and Stock Vested

The following table presents information regarding the vesting of RSUs in 2018 by our NEOs.

	Stock Options		Stock Shares
Name	Number of LivaNova Option Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of LivaNova Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Damien McDonald	43,557	2,277,596	34,549	3,452,983
Thad Huston			16,286	1,393,952
David Wise			8,714	764,731
Keyna Skeffington			1,147	118,451
Douglas Manko	4,300	260,064	1,358	140,916

2018 Pension Benefits

The Company has no defined benefit plan applicable to our NEOs.

2018 Non-Qualified Deferred Compensation

Non-Qualified Deferred Compensation

Two of our NEOs, Messrs. Wise and Manko, participated in a non-qualified deferred compensation plan in 2018 in which the employee may defer up to 50% of their annual base salary and commissions and 100% of their bonus or performance-based compensation until the earlier of (i) termination of employment; or (ii) an elected distribution date. We provide employer contributions to our executive officers who participate in the plan. We make a matching contribution of 100% on the first 3% of deferral and 50% on the next 2% of deferrals. The plan is managed by an independent third party. For the plan year 2018, Mr. Wise has elected to defer 10% and Mr. Manko has elected to defer 5%.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year ($)
David Wise	75,702	30,281	(16,207)	—	321,595
Douglas Manko	15,226	11,246	(4,599)	—	51,388

Potential Payments Upon Termination or Change in Control

The Compensation Committee’s charter requires it to review and approve severance arrangements and change-in-control agreements. The employment agreements with the NEOs provide for severance payments and benefits in amounts that have been deemed appropriate by the Compensation Committee. The severance amounts take into account the time it is expected to take a separated employee to find alternative employment, as well as market practice for global executives.

At times, as circumstances dictate, we also enter into additional separation arrangements with departing executive officers. Employment agreements and any additional separation arrangements for departing NEOs are set out below.

Mr. McDonald

Following Mr.  McDonald’s appointment as chief executive officer with effect from January 1, 2017, the Compensation Committee on February 22, 2017 approved a service agreement with Mr. McDonald. The agreement provides for an annual base salary in the amount of £658,000 ($837,920) (later increased to £731,500 ($931,517) as of April 1, 2018) and an opportunity to earn an annual cash incentive bonus with a target amount equal to 100% of his annual base salary (increased in respect of 2019 to 125%). In addition, we agreed to pay Mr. McDonald an annual housing allowance for a period of five years, commencing at £150,000 ($191,015) for 2017 and decreasing by £30,000 ($38,203) each year for the succeeding four years, an annual school allowance for a period of five years, commencing at £31,950 ($40,686) for 2017 and decreasing by £6,390 ($8,137) each year for the succeeding four years, an annual car allowance of £17,750 ($22,603) and pension contributions equal to 15% of the sum of his base salary and annual bonus under our STIP. Mr. McDonald is also be eligible to participate in our employee benefit plans made available to all our UK-based employees. Mr. McDonald

www.livanova.com	LIVANOVA | 2019 Proxy Statement	40

Back to Contents

was also issued a letter dated February 22, 2017 confirming that the Company would recommend to the Compensation Committee annual equity awards but underscoring that any such awards remain in the absolute discretion of the Compensation Committee.

Certain provisions of Mr. McDonald’s service agreement will continue in effect until the expiration of 12 months following notice of termination. The Company’s policy is not to have any notice period exceed twelve months.

The following table quantifies the potential payments that would be made to Mr. McDonald assuming a termination or change-in-control event had occurred on December 31, 2018.

Type of Payment or Benefit	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$975,727	$—	$—	$3,902,909	$—
STIP	$—	$—	$—	$—	$—
LTIP	$—	$13,307,497	$4,194,707	$4,194,707	$—
Benefits	$364,194	$—	$—	$—	$—
TOTAL	$1,339,921	$13,307,497	$4,194,707	$8,097,616	$—
(1)	The severance amount represents twelve months of base salary ($975,727) and includes a cash amount representing the value of the following benefits for a period of twelve months: pension ($146,359), accommodation ($160,065), school allowance ($34,094), and car allowance ($23,676). The Company may elect to pay this severance amount in installments, and in this case, if Mr. McDonald secures alternative employment, then the gross installments payable after the date when alternative employment commences will be reduced by a sum equal to the gross amount of his income from the alternative employment.
As to pension, this amount reflects 15% of Mr. McDonald’s compensation (consisting of base).
(2)	The potential payment in case of separation due to change in control is calculated adding (i) the amount resulting from multiplying the 99,626 RSUs subject to accelerated vesting by the closing market price at December 31, 2018 ($91.47) and (ii) the amount resulting from multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2018 ($91.47) and the exercise price for each SAR, as follows (87,113 SARs with an exercise price of $44.79, 41,512 SARs with an exercise price of $88.38).
(3)	The potential payment amount in case of separation due to disability represents LTIP payments calculated by multiplying each SARs award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2018 ($91.47) and the exercise price for each SAR, as follows (87,113 SARs with an exercise price of $44.79, 41,512 SARs with an exercise price of $88.38).
(4)	The payment amount in case of separation due to death represents four times the base salary as a lump sum (payable by a third party insurer under a policy held by the Company for its employees) tax-free amount to the nominated person(s) plus LTIP potential payments in case of separation due to death calculated by multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2018 ($91.47) and the exercise price for each SAR, as follows (87,113 SARs with an exercise price of $44.79, 41,512 SARs with an exercise price of $88.38).
(5)	For the amounts on this table, we used an exchange rate of $1.333872 per British Pound, which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2018 and December 31, 2018

Mr. Huston

The Compensation Committee approved a service agreement between Mr. Huston and us effective as of May 20, 2017. The agreement provides for an annual base salary in the amount of £375,000 ($477,538), increase to £386,250 ($491,864) as of April 1, 2018 (later increased to £405,000 ($515,741) as of April 1, 2019) and an opportunity to earn an annual cash incentive bonus with a target amount equal to 90% of his annual base salary. In addition, we agreed to pay Mr. Huston an annual car allowance of £13,200 ($16,809) and pension contributions equal to 15% of the sum of his base salary and annual bonus.

Mr. Huston is also eligible to participate in our employee benefit plans made available to all our UK-based employees. Certain provisions of Mr. Huston’s service agreement will continue in effect until the expiration of 12 months following notice of termination. Mr. Huston’s agreement also provides for certain relocation benefits which continued into 2018 but which will not continue thereafter.

Mr. Huston was also issued a letter dated April 27, 2017 confirming that the Company would recommend to the Compensation Committee annual equity awards but underscoring that any such awards remain in the absolute discretion of the Compensation Committee.

The following table quantifies the potential payments that would be made to Mr. Huston assuming a termination or change-in-control event had occurred on December 31, 2018.

Type of Payment or Benefit	Termination Without Cause(1)(6)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$515,208	$—	$—	$2,060,832	$0
STIP	$0	$—	$—	$—	$0
LTIP	$0	$4,899,539	$42,756	$42,756	$—
Benefits	$0	$—	$—	$—	$0
TOTAL	$515,208	$4,899,539	$42,756	$2,103,589	$0

LIVANOVA | 2019 Proxy Statement	41

Back to Contents
(1)	The severance amount represents twelve months of base salary ($515,208). The Company may elect to pay this severance amount in instalments, and in this case, if Mr. Huston secures alternative employment, then the gross instalments payable after the date when alternative employment commences will be reduced by a sum equal to the gross amount of his income from the alternative employment.
(2)	The potential payments in case of separation due to change in control are calculated adding the amount resulting from multiplying the 53,097 RSUs subject to accelerated vesting in case of a change in control by the closing market price at December 31, 2018 ($91.47) and the amount resulting multiplying each SARs award subject to accelerated vesting in case of a change in control by the difference between the closing market price at December 31, 2018 ($91.47) and the exercise price for each SAR, as follows (13,837 SARs with an exercise price of $88.38).
(3)	The potential payment amount in case of separation due to disability calculated by multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2018 ($91.47) and the exercise price for each SAR, as follows (13,837 SARs with an exercise price of $88.38).
(4)	The payment amount in case of separation due to death represents four times the base salary as a lump sum (payable by a third party insurer under a policy held by the Company for its employees) tax-free amount to the nominated person(s) plus LTIP potential payments in case of separation due to death calculated by multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2018 ($91.47) and the exercise price for each SAR, as follows (13,837 SARs with an exercise price of $88.38).
(5)	For the amounts on this table, we used an exchange rate of $1.333872 per British pound, which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2018 and December 31, 2018.

Mr. Wise

Mr.  Wise has not had an employment agreement since October 18, 2017 when his prior employment agreement dated January 1, 2015 expired by its terms. He has been an at will employee since that date and has not been entitled to any contractual severance or termination benefits as of December 31, 2018.

In connection with the transition of his executive responsibilities, Mr. Wise ceased service as an executive officer on December 31, 2018, and effective March 18, 2019, Mr. Wise resigned from his position as chief administrative officer and assumed the role of senior advisor, assisting with special projects from the same date. In connection with Mr. Wise’s new role as senior advisor, the Company will pay Mr. Wise an annual base salary in the amount of $300,000. Mr. Wise’s target bonus amount under the Company’s 2019 Short-Term Incentive Plan will be 50% of his base salary. He remains eligible to participate in the Company’s 2019 LTIP. All other benefits remain unchanged.

The following table quantifies the potential payments that would be made to Mr. Wise assuming a termination or change-in-control event had occurred on December 31, 2018.

Type of Payment or Benefit	Termination without Cause ($)	Separation due to Change in Control(1)	Separation due to Disability(2)	Separation due to Death(3)	Separation due to Retirement
Severance	$0	$—	$—	$500,000	$—
STIP	$—	$—	$—	$—	$—
LTIP	$—	$2,617,704	$22,517	$22,517	$—
Benefits	$—	$—	$—	$—	$—
TOTAL	$0	$2,617,704	$22,517	$522,517	$0
(1)	The potential payments in case of separation due to change in control are calculated by adding (i) the amount resulting from multiplying the 28,372 RSUs subject to accelerated vesting by the closing market price at December 31, 2018 ($91.47) and (ii) the amount resulting from multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2018 ($91.47) and the exercise price for each SAR, as follows (7,287 SARs with an exercise price of $88.38).
(2)	The payment amount in case of a separation due to disability represents an LTIP potential payments calculated by multiplying 7,287 SARs subject to accelerated vesting by the difference between the closing market price at December 31, 2018 ($91.47) and the exercise price for each SAR ($88.38).
(3)	The potential payment in case of separation due to death is calculated by adding (i) LTIP potential payments calculated by multiplying 7,287 SARs subject to accelerated vesting by the difference between the closing market price at December 31, 2018 ($91.47) and the exercise price for the SARs ($88.38) and (ii) a payment equal to 1.5 times base salary up to a maximum of $500,000 under a Company group life insurance policy.

Ms. Skeffington

On May 24, 2017, we entered into a service agreement with Ms.  Skeffington effective June 12, 2017. The agreement provides for an annual base salary in the amount of £300,000 ($ 382,030), increased to £310,000 ($ 394,765) as of April 1, 2018 (later increased to £340,000 ($ 432,968) as of April 1, 2019) and an opportunity to earn an annual cash incentive bonus with a target amount equal to 55% (increased to 60% in 2018 and increased to 70% in 2019) of her annual base salary. In addition, we agreed to pay Ms. Skeffington an annual car allowance of £13,200 ($ 16,809) and pension contributions equal to 15% of the sum of her base salary and annual bonus. Ms. Skeffington is also eligible to participate in our employee benefit plans made available to all our UK-based employees. The agreement will continue in effect until the expiration of 12 months following notice of termination. Ms. Skeffington also benefitted from certain relocation benefits under the agreement.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	42

Back to Contents

The following table quantifies the potential payments that would be made to Ms. Skeffington assuming a termination or change-in-control event had occurred on December 31, 2018.

Type of Payment or Benefit	Termination without Cause(1)(6)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$413,500	$—	$—	$1,654,001	$—
STIP	$—	$—	$—	$—	$—
LTIP(1)	$—	$970,233	$377,691	$377,691	$—
Benefits	$—	$—	$—	$—	$—
TOTAL	$413,500	$970,233	$377,691	$2,031,692	$0
(1)	The severance amount represents twelve months of base salary ($413,500). We may elect to pay this severance amount in installments, and in this case, if Ms. Skeffington secures alternative employment, then the gross instalments payable after the date when alternative employment commences will be reduced by a sum equal to the gross amount of her income from the alternative employment.
(2)	The potential payment in case of separation due to change in control is calculated by adding (i) the amount resulting from multiplying the 6,478 RSUs subject to accelerated vesting by the closing market price at December 31, 2018 ($91.47) and (ii) the amount resulting multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2018 ($91.47) and the exercise price for each SAR, as follows (5,996 SARs with an exercise price of $88.38 and 15,203 SARs with an exercise price of $59.97).
(3)	The potential payment in case of disability is calculated adding the amounts resulting from multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2018 ($91.47) and the exercise price for each SAR : (5,996 SARs with an exercise price of $88.38 and 15,203 SARs with an exercise price of $59.97).
(4)	The payment in case of separation due to death represents four times the base salary as a lump sum (payable by a third party insurer under a policy held by the Company for its employees) tax-free amount to the nominated person(s) plus LTIP potential payments calculated by adding the amount resulting from multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2018 ($91.47) and the exercise price for each SAR, as follows: (5,996 SARs with an exercise price of $88.38 and 15,203 SARs with an exercise price of $59.97).
(5)	For the amounts on this table, we used an exchange rate of $1.333872 per British pound, which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2018 and December 31, 2018.

Mr. Manko

On July 1, 2016, we entered into a letter agreement with Mr. Manko appointing him to the position of chief accounting officer with effect from July 18, 2016. The letter provides for an annual salary of $295,022 (increased to $312,989 from April 1, 2018 and later increased to $322,379 as of April 1, 2019). The letter also notes his eligibility to participate our annual short-term incentive plan with a target of 40% of Mr. Manko’s base salary. He is also eligible to receive an equity award subject to the approval of the Compensation Committee with a grant-date value equivalent to 100% of his base salary.

The following table quantifies the potential payments that would be made to Mr. Manko assuming a termination or change-in-control event had occurred on December 31, 2018.

Type of Payment or Benefit	Termination without Cause ($)	Separation due to Change in Control(1)	Separation due to Disability(2)	Separation due to Death(3)	Separation due to Retirement
Severance	$—	$—	$—	$469,483	$—
STIP	$—	$—	$—	$—	$—
LTIP(1)	$—	$855,454	$434,509	$434,509	$—
Benefits	$—	$—	$—	$—	$—
TOTAL	$0	$855,454	$434,509	$903,992	$0
(1)	The potential payment in case of separation due to change in control is calculated by adding (i) the amount resulting from multiplying the 4,602 RSUs subject to accelerated vesting by the closing market price at December 31, 2018 ($91.47) and (ii) the amount resulting from multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2018 ($91.47) and the exercise price for each SAR, as follows (3,690 SARs with an exercise price of $88.38, 7,829 SARs with an exercise price of $56.17 and 4,816 SARs with an exercise price of $61.00).
(2)	The potential payment in case of disability is calculated by adding the amount resulting from multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2018 ($91.47) and the exercise price for each SAR, as follows (3,690 SARs with an exercise price of $88.38, 7,829 SARs with an exercise price of $56.17 and 4,816 SARs with an exercise price of $61.00).
(3)	The potential payment in case of death is calculated by adding: (i) a group life insurance payment equal to 1.5 times base salary up to a maximum of $500,000 and (ii) LTIP potential payments calculated by adding the amount resulting from multiplying each SARs award subject to accelerated vesting in case of death by the difference between the closing market price at December 31, 2018 ($91.47) and the exercise price for each SAR, as follows: (3,690 SARs with an exercise price of $88.38, 7,829 SARs with an exercise price of $56.17 and 4,816 SARs with an exercise price of $61.00).

LIVANOVA | 2019 Proxy Statement	43

Back to Contents

CEO Pay Ratio

As required by Item 402(u) of Regulation S-K, we are providing the following information:

For the year ended December 31, 2018:

•	the median of the annual total compensation of all employees of our company (other than the CEO), was $55,916; and
•	the annual total compensation of Mr. McDonald, our CEO, was $7,112,628.

Based on this information, the ratio of our annual total compensation of our CEO to the median of the annual total compensation of all employees is 131 to 1.

The methodology and material assumptions, adjustments, and estimates that we used to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee were as follows:

1.	As of October 1, 2018, our employee population consisted of 3,894 individuals working at our parent company and consolidated subsidiaries, with approximately 32% of these individuals located in the United States, 7% located in Canada, 53% located in Europe, and 8% located in various countries in Southeast Asia and South America.
	a.	We selected October 1, 2018 to allow sufficient time to identify the median employee given the global scope of our operations.

2.	Our employee population, after taking into consideration the adjustments permitted by SEC rules (as described below), consisted of 3,744 individuals.

	a.	Using the de minimis exception, we limited our employee population to individuals residing in Europe, North America, Japan and Australia.
	b.	Given the global distribution of our employee population, we have a variety of pay elements in the compensation arrangements of our employees. For example, while most of our employees participate in our short-term incentive plan, the incentive compensation element for some of our employees residing in the US, Japan and Europe is based on commissions. They do not participate in our short-incentive plan. Consequently, we selected base salary or wages plus overtime pay as the most appropriate consistently applied compensation measure to identify the median employee.
	c.	We annualized the compensation of all permanent employees who were hired in fiscal 2018 but did not work for us or our consolidated subsidiaries for the entire fiscal year.
	d.	We did not make any cost-of-living adjustments in identifying the median employee.

3.	With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column (column J) of our 2018 Summary Compensation Table included in this proxy statement and incorporated by reference under Item 11 our US Annual Report on Form 10-K. We applied the same approach to determine the annual total compensation of the identified median employee.

2018 Director Compensation Table

The Compensation Committee reviews the total compensation paid to our non-employee directors and non-executive chairman of our Board. The purpose of the review is to ensure that the level of compensation is appropriate to attract and retain a diverse group of directors with the breadth of experience necessary to perform our Board’s duties and to compensate our directors fairly for their services. The review includes the consideration of qualitative and comparative factors. To ensure directors are compensated relative to the scope of their responsibilities, the Compensation Committee considers the factors set out in the Company’s remuneration policy which governs payments to all directors, including non-executive directors. Some of the factors considered include: the time and effort involved in preparing for Board and committee meetings and the additional duties assumed by committee chairs and the chairman of our Board; the level of continuing education required to remain informed of broad corporate governance trends and material developments relevant to strategic initiatives within our company; and (4) the compensation paid to directors at a peer group of companies as determined by the Compensation Committee with advice from its compensation consultant. The remuneration policy applicable to payments made to directors in 2018 was approved by shareholders at the 2016 AGM, while payments from the 2019 AGM will, subject to shareholder approval, be governed by the policy which is the object of Proposal No. 5 set out in this proxy statement.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	44

Back to Contents

In 2018, non-employee directors who served on the Company’s Board received the following fees paid in cash for their service on the Board:

•	annual board retainer fee of $110,000 ($185,000 for the Board Chair)

•	committee chair fees:

	•	$15,000 (Nominating and Corporate Governance Committee)

	•	$20,000 (Compensation Committee)

	•	$30,000 (Audit and Compliance Committee)

•	committee member fees (for members other than the committee chairs):

	•	$6,000 (Nominating and Corporate Governance Committee)

	•	$8,000 (Compensation Committee)

	•	$15,000 (Audit and Compliance Committee)

The non-executive directors, in 2018, were also granted RSUs with a grant date fair market value of $110,000 for each non-executive director ($185,000 for the Board Chair.) These are service-based awards that vest after one year. In the event of a termination prior to the end of a director’s term, these RSUs are prorated.

The following table sets forth a summary of the compensation we paid to our non-employee directors in the year ended December 31, 2018.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Daniel J. Moore	185,000	184,940	—	—	369,940
Arthur L. Rosenthal	130,000	109,998	—	—	239,998
Hugh Morrison	146,000	109,998	—	—	255,998
Alfred J. Novak	133,000	109,998	—	—	242,998
Francesco Bianchi	133,000	109,998	—	—	242,998
Stefano Gianotti(2)	29,000		—	—	29,000
Sharon O’Kane	125,000	109,998	—	—	234,998
Andrea L. Saia	125,000	109,998	—	—	234,998
William Kozy(3)	63,448	109,998	—	—	173,446
(1)	Amounts reflect the full grant-date fair value of RSUs granted in 2018 computed in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards and option awards made to our directors in “Note 2. Basis of Presentation, Use of Accounting Estimates and Significant Accounting Policies in the Company’s US Annual Report on Form 10-K for the year ended December 31, 2018. The RSUs shown in the table will vest on the earlier of (i) June 15, 2019 and (ii) the date of a Change in Control. As of December 31, 2018, all RSU awards were unvested. The stock award values shown above correspond to the following number of RSUs: for Mr. Moore 1,762 RSUs; for Mr. Gianotti nil RSUs; and for all other directors listed above, 1.048 RSUs.
(2)	Mr. Gianotti resigned on March 23, 2018 and was paid a pro rated fee in 2018. He received no RSU award in 2018. His RSU award granted in 2017 vested on a pro rated basis; the grant date value for that award was a 2017 event. He was paid in cash for this award.
(3)	Mr. Kozy was elected to the Board at the 2018 AGM and was paid a pro rated cash retainer fee for 2018.

LIVANOVA | 2019 Proxy Statement	45

Back to Contents

Audit Matters

Changes in Independent Auditor

PricewaterhouseCoopers S.p.A.

On March 23, 2018, the Audit and Compliance Committee formally dismissed PricewaterhouseCoopers S.p.A. (“PwC S.p.A.” or the “Independent Auditor”), an Italian entity, as our independent registered public accounting firm and separately approved the engagement with that firm’s US affiliate, PricewaterhouseCoopers LLP (“PwC USA”). This decision was made by the committee to better align with our restructuring and centralization of our accounting function in our Houston office, and we now believe it is most efficient to have an accounting firm local to that function. PwC S.p.A. was the auditor of one of our legacy companies, Sorin which was based in Italy.

The reports of PwC S.p.A. on our financial statements for the transitional period from April 25, 2015 to December 31, 2015 and for each of the years ended December 31, 2016 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the transitional period from April 25, 2015 to December 31, 2015 and during each of the years ended December 31, 2016 and 2017 and during the subsequent interim periods through the date of our Current Report on Form 8-K filed with the SEC on March 26, 2018:

•	there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of SEC Regulation S-K and the instructions to Item 304) between us and PwC S.p.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC S.p.A.’s satisfaction would have caused PwC S.p.A. to make reference to the subject matter of the disagreement(s) in connection with its report.
•	there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
•	neither we nor anyone on our behalf consulted with PwC USA regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us nor oral advice was provided that PwC USA concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1) (iv) of SEC Regulation S-K and the instructions to Item 304) or a reportable event (as defined in Item 304(a)(1)(v) of SEC Regulation S-K). We provided the disclosure required by Item 304 to PwC S.p.A. The letter received from PwC S.p.A.’s response was filed as Exhibit 16.1 to the Current Report on Form 8-K that we filed with the SEC on March 26, 2018.

Fees Paid to PricewaterhouseCoopers

The following table summarizes the aggregate fees billed to us by PwC USA and its respective network member firms including PwC S.p.A. and the PricewaterhouseCoopers entity in the UK which acts as our UK statutory auditor (together, “PwC”) for services performed in connection with the financial year ended December 31, 2018 and the financial year ended December 31, 2017:

(in thousands)	Year Ended December 31, 2018	Year Ended December 31, 2017
Audit Fees(1)	$8,592	$4,111
Audit-Related Fees(2)	$18	$765
Tax Fees(3)	$387	$50
All Other Fees(4)	$1	$633
TOTAL	$8,998	$5,559
(1)	Audit Fees are fees we paid to PwC for professional services related to the audit of our annual financial statements and the review of our quarterly financial statements, and for services that are normally provided by the firm in connection with US or international statutory and regulatory filings or engagements.
(2)	Audit-Related Fees consist of aggregate fees to PwC for assurance services, other than those included in Audit Fees. In 2017, these related to the sale of our Cardiac Rhythm Management Business Franchise.
(3)	Tax Fees include applicable fees paid to PwC for tax services, including tax compliance and tax advice.
(4)	Other Fees in 2018 are for fees for disclosure checklist access and in 2017 include fees for carve-out advisory services related to the sale of our Cardiac Rhythm Management Business Franchise for the year ended December 31, 2017, and for certain cybersecurity and equity restructuring work in prior years.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	46

Back to Contents

Pre-Approval Policies and Procedures

The Audit and Compliance Committee has established an auditor independence policy which addresses the hire of former employees of the Company’s auditors as well as the provision by the auditors of audit and non-audit services. The policy sets out certain non-audit services which are prohibited at all times as well as a separate list of services which may be permitted if approved by the Audit and Compliance Committee subject to certain caps (expressed as a percentage of the average of all fees paid to the auditor in each of the prior three years.) The committee may approve non-audit services in excess of this cap only if it concludes that the auditor is, or a reasonable investor with knowledge of all relevant facts and circumstances would conclude that the auditor is capable of exercising objective and impartial judgment on all issues encompassed within the auditor’s engagement. The committee has also in this policy delegated approval authority to the committee’s chair (or by resolution to any other member of the committee) to approve any one or more individual audit or permitted non-audit services for which estimated fees do not exceed $100,000. In such cases, the committee chair must report such approvals at the next scheduled meeting of the committee.

Audit and Compliance Committee Report

The Audit and Compliance Committee is comprised of four non-employee directors, all of whom are “independent” under the applicable Nasdaq rules and the applicable rules of the SEC. The Audit and Compliance Committee is governed by a written charter which has been adopted by the Board. A copy of the current Audit and Compliance Committee Charter is available from our website: www.livanova.com, select “Investor Relations” from the drop-down menu, then click on the “Corporate Governance” link located in the horizontal list in the middle of the page.

Our management team is responsible for the preparation, presentation, and integrity of the consolidated financial statements, maintaining a system of internal controls and having appropriate accounting and financial reporting principles and policies. The independent registered public accounting firm is responsible for planning and carrying out an audit of the consolidated financial statements and an audit of internal control over financial reporting in accordance with the rules of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the consolidated financial statements’ conformity with US generally accepted accounting principles (“GAAP”) and as to internal control over financial reporting. The Audit and Compliance Committee monitors and oversees these processes and is responsible for selecting and overseeing our independent registered public accounting firm. As part of the oversight process, the Audit and Compliance Committee met ten times in 2018 and acted via written resolutions on a further one occasion. Throughout the year, the Audit and Compliance Committee met with our independent registered public accounting firm, management and internal auditor, both together and separately in closed sessions. In the course of fulfilling its responsibilities, the Audit and Compliance Committee did, among other things, the following:

•	reviewed and discussed with management and the independent registered public accounting firm our consolidated financial statements for the year ended December 31, 2018 and the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018;
•	oversaw and discussed with management the review of internal control over our financial reporting;
•	reviewed management’s representations that our consolidated financial statements were prepared in accordance with GAAP and present fairly our results of operations and financial position;
•	discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committee;
•	received the written disclosures and letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit and Compliance Committee concerning independence, and discussed with the independent registered public accounting firm its independence;
•	reviewed and evaluated the performance and quality of the independent registered public accounting firm and its lead audit partner in its determination to recommend the retention of the independent registered public accounting firm, including by assessing the performance of the independent registered public accounting firm from within the Audit and Compliance Committee and from the perspective of senior management and the internal auditor;
•	considered whether the provision of non-audit services by our registered public accounting firm is compatible with maintaining the registered public accounting firm’s independence;
•	reviewed the scope of and overall plans for the annual audit and the internal audit program;
•	reviewed new accounting standards applicable with our CFO, internal audit department and our external auditors;
•	consulted with management with respect to our processes for risk assessment and risk mitigation;
•	reviewed our processes for monitoring compliance with the law and Company policies and Code of Business Conduct and Ethics; and
•	reviewed and discussed with management its assessment and report on the effectiveness of our internal control over financial reporting as of December 31, 2018.

Based on its review and report on the Company’s internal control over financial reporting as of December 31, 2018, the Audit and Compliance and Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s US Annual Report on Form 10-K for the year ended December 31, 2018.

Francesco Bianchi

Hugh Morrison (Chairman)

Alfred Novak

Andrea Saia

LIVANOVA | 2019 Proxy Statement	47

Back to Contents

Proposal No. 3   Ratification of the Appointment of PwC USA as the Company’s Independent Registered Public Accounting Firm

The Audit and Compliance Committee has appointed PwC USA as our independent registered public accounting firm for the year ending December 31, 2019, subject to ratification by our shareholders. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the registered public accounting firm for the year ending December 31, 2019.

We anticipate that a representative of PwC USA or an affiliated member firm will be present at the AGM. The representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to any appropriate questions that may be submitted by shareholders at the AGM.

Vote Required

This ordinary resolution will be approved if there is an affirmative vote of a majority of shares present at the annual meeting, in person or by proxy, and entitled to vote on the proposal. Abstentions have no legal effect in English law and will not be counted in the calculation of the proportion of votes ‘for’ or ‘against’ the resolution. This proposal is considered a routine matter and thus brokers are entitled to vote on such proposals in the absence of voting instructions from the beneficial owner. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the AGM, the Audit and Compliance Committee will reconsider the appointment, but may decide to maintain its appointment of PwC USA.

Board Recommendation

THE BOARD AND THE AUDIT AND COMPLIANCE COMMITTEE RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PWC USA. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	48

Back to Contents

Share Ownership Information

The following table sets forth, as of April 11, 2019, except where otherwise noted, certain information with respect to the amount of our ordinary shares (“Ordinary Shares”) beneficially owned (as defined by the SEC’s rules and regulations) by (1) each of our NEOs, (2) each director, (3) all current executive officers and directors as a group and (4) each person known by us to own beneficially more than 5% of the outstanding Ordinary Shares of LivaNova. We are not aware of any agreements among our shareholders that relate to voting or investment of our Ordinary Shares.

Applicable percentage ownership and voting power is based on 49,329,119 Ordinary Shares outstanding as of April 11, 2019. Of the 49,329,119 Ordinary Shares, 1,012,751 are held by our EBT for the purpose of settling equity awards. Under the terms of the trust deed governing the EBT, the EBT must abstain from voting these shares.

	Amount and Nature of Beneficial Ownership(1)
Name of Beneficial Owner	Shares Owned	Shares Acquirable Within 60 Days	Total Beneficial Ownership	Percent of Class
Named Executive Officers:
Damien McDonald	61,815	4,451	66,266	*
Thad Huston	12,521	11,501	24,022	*
Douglas Manko	1,736	—	1,736	*
Keyna Skeffington	852	—	852	*
David Wise	32,755	876	33,631	*
Directors:(2)
Francesco Bianchi	944	—	944	*
Stefano Gianotti(3)	1,830	—	1,830	*
William A. Kozy	—	—	—	*
Daniel J. Moore(4)	39,383	—	39,383	*
Hugh M. Morrison(5)	944	—	944	*
Alfred J. Novak	10,294	—	10,294	*
Sharon O’Kane, Ph.D.	3,673	—	3,673	*
Arthur L. Rosenthal, Ph.D.	18,039	—	18,039	*
Andrea L. Saia	2,422	—	2,422	*
Stacy Enxing Seng	—	—	—	*
All current executive officers and directors as a group (14 persons)	187,208	16,828	204,036	*
5% Holders Not Listed Above:(6)
BlackRock, Inc.(7) 55 East 52nd Street New York, NY 10055	5,915,599	—	5,915,599	11.99%
FMR LLC(8) 245 Summer Street Boston, MA 02210	3,068,495	—	3,068,495	6.22%
*	Less than 1%
(1)	Beneficial ownership is determined in accordance with the SEC’s rules and regulations and generally includes voting or investment power with respect to securities. LivaNova ordinary shares subject to options and warrants currently exercisable, or exercisable within 60 days after April 11, 2019, are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such rights, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them.
(2)	Based on total shares outstanding of 49,329,119 as of April 11, 2019.

LIVANOVA | 2019 Proxy Statement	49

Back to Contents
(3)	On March 23, 2018 and as filed on a Form 8-K with the SEC dated March 26, 2018, Mr. Gianotti resigned from the Board with immediate effect in order to pursue his other business interests.
(4)	The Total Beneficial Ownership column excludes 2,586 shares owned by the DJM Family Partnership, Ltd., in which Mr. Moore’s spouse, Grace M. Moore, owns a limited partner interest and holds sole investment power. Mr. Moore disclaims beneficial ownership over such shares.
(5)	944 shares owned by Mr. Morrison are pledged as collateral in connection with a margin account.
(6)	5% holders are as at December 31, 2018, as reported on Schedule 13G. There were 48,205,783 total shares outstanding as at December 31, 2018.
(7)	The shares set forth in the table reflect the number of shares beneficially owned as of December 31, 2018, based on a Schedule 13G filed on January 31, 2019 by BlackRock, Inc. In such Schedule 13G, BlackRock, Inc. reported having sole voting power over 5,806,339 shares, shared voting power over no shares, sole dispositive power over 5,915,599 shares and shared dispositive power over no shares.
(8)	The shares set forth in the table reflect the number of shares beneficially owned as December 31, 2018, based on a Schedule 13G filed on February 13, 2019 by FMR LLC. In such Schedule 13G, FMR LLC reported having sole voting power over 284,248 shares, shared voting power over no shares, sole dispositive power over 3,068,495 shares and shares dispositive power over no shares.

Section 16(a) Beneficial Ownership Reporting

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and greater-than-10% shareholders are also required by securities laws to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of Forms 3, 4, and 5 (including amendments to such forms) furnished to us during and with respect to the year ended December 31, 2018, no director, officer or beneficial owner of more than 10% of our registered shares failed to file on a timely basis reports required by Section 16(a) of the Exchange Act in the year ended December 31, 2018 with the exception of one Form 4 which was filed one day late on September 19, 2018 regarding an award of RSUs granted to Keyna Skeffington.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	50

Back to Contents

General Matters

Shareholder Proposals for the 2019 AGM

Shareholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals for inclusion in the proxy materials to be published by us in connection with its 2019 AGM must submit their proposals to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG by January 1, 2020. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.

In accordance with the Articles, and without prejudice to the rights of a shareholder of record under the Companies Act, in order to nominate a candidate for election as a director or properly bring business before our 2019 AGM, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s AGM, subject to certain exceptions. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our Articles (and not submitted pursuant to Rule 14a-8) must be received no earlier than February 18, 2020, and no later than March 20, 2020. The requirements for advance notice of shareholder proposals under our Articles do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. Shareholders are advised to review our Articles, for further details on the requirements and procedures to submit shareholder proposals.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8, our Articles or any other requirements, as applicable.

Under section 338 of the Companies Act, shareholders meeting the threshold requirements in that section may require that we include a resolution in its Notice of AGM. Provided that the appropriate thresholds are met, notice of the resolution must be received by us at the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG at least six weeks prior to the date of the AGM or, if later, at the time notice of the AGM is delivered to shareholders.

Saving Resources: Householding and Electronic Communications

We are mindful that sending notices, documents, or information to shareholders by non-electronic means is costly to us in terms of administration, printing and postage costs and has a greater environmental impact than electronic communications. In some cases, duplicate materials going to the same address add to these costs. Both US securities laws and English company law provide ways for us to cut costs and benefit the environment, and we are pleased to embrace these opportunities.

Internet Availability of Proxy Materials

Pursuant to rules adopted by the SEC, we are making this proxy statement available to our shareholders electronically via the Internet. On or about April 30, 2019, we will mail the Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders of our ordinary shares at the close of business on the Record Date, other than those stockholders who previously requested electronic or paper delivery of communications from us. The Notice contains instructions on how to access an electronic copy of our proxy materials, including this proxy statement and our UK Annual Report and US Annual Report. The Notice also contains instructions on how to request a paper copy of the proxy statement. We believe that this process will allow us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of the AGM.

LIVANOVA | 2019 Proxy Statement	51

Back to Contents

Electronic Communications

At our AGM held on June 15, 2016, shareholders voted in favor of a resolution to authorize, under English law, the Company to send notices, documents, or information to shareholders of record by electronic means. In conjunction with our registrars, Computershare Inc., LivaNova in early 2018 offered to its shareholders of record the option of receiving an email notification each time it publishes new shareholder documents on our website. Those shareholders who have supplied us with an email address will no longer receive copies of certain paper documents, such as our UK Annual Report and US Annual Report. Instead they will receive an email containing links to the LivaNova website, where electronic copies of the documents can be viewed and downloaded. Others have opted to receive paper notices of documents available on the LivaNova website, and those who did not respond to our letter will by default continue to receive notifications in the same way.

Householding of Proxy Materials

The SEC has adopted rules regarding delivery of proxy statements and annual reports to shareholders sharing the same address. We may satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of our shareholders who are not participating in electronic proxy material delivery. This delivery method, referred to as “householding,” results in significant cost savings for us. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple shareholders who share an address unless LivaNova has received contrary instructions from one or more of the shareholders. LivaNova will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the documents was delivered. If shareholders receive one set of materials due to householding, they may revoke their consent for future mailings at any time by contacting Computershare Inc., for registered holders, either by calling toll-free at 1-866-498-2549 or by writing to Computershare Inc. at P.O. Box 505008, Louisville, KY, USA 40233. Shareholders will be removed from the householding program within 30 days of their response, following which they will receive an individual copy of our proxy materials. If you are the beneficial owner, but not the record holder, of LivaNova ordinary shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

Annual Reports and Proxy Materials

On April 30, 2019, we will have begun mailing this Notice and this proxy statement, the accompanying proxy card (as to CDIs as defined herein, a Form of Proxy), our UK Annual Report, and our US Annual Report on Form 10-K. Copies of these materials filed with the SEC may be accessed free of charge through our website (www.livanova.com). Requests for mailed copies of the US Annual Report and/or the UK Annual Report may also be submitted to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, United Kingdom (exhibits will be furnished upon payment of a nominal fee, which fee will be limited to the expenses we incur in providing you with the requested exhibits). Our US Annual on Form 10-K, including the exhibits thereto, is also available through the SEC’s web site at www.sec.gov, as is this proxy statement, filed on Schedule DEF 14A.

Expenses of Solicitation

We will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial holders. Directors, officers and employees of LivaNova and its subsidiaries may solicit proxies personally, telephonically, electronically or by other means of communication but will receive no additional compensation for such solicitation. We have engaged the Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $15,000 in total.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	52

Back to Contents

Frequently Asked Questions About the Annual Meeting

What is a proxy statement and what is a proxy?

A proxy statement is a document that the rules and regulations of the United States including the SEC require us to give to you when we ask you to give a proxy designating individuals to vote on your behalf. A proxy is your legal designation to another person to vote shares that you own. That other person is called a proxy. If you delegate someone as your proxy in a written document, that document is also called a proxy or proxy card.

Why did I receive these proxy materials?

We have delivered these printed versions of the notice of AGM in this proxy statement, proxy cards, the UK Annual Report, and the US Annual Report of LivaNova (the “proxy materials”) to our shareholders of record and beneficial holders of our shares as of the Record Date, in connection with the solicitation of proxies for use at the AGM, or at any adjournment or postponement thereof.

In addition, we have provided brokers, dealers, bankers, voting trustees and their nominees, at our expense, with additional copies of the proxy materials so that our shareholders of record can, as needed, supply these materials to the beneficial owners of shares as of the Record Date.

Copies of the proxy materials have also been supplied, at our expense, to Computershare Investor Services PLC (the “Voting Agent”), acting as voting agent on behalf of the custodian, being CREST International Nominees Limited (“CREST Nominees”) as custodian for Euroclear UK & Ireland Ltd (“Euroclear”) as the depositary and issuer of the CREST Depository Interests (“CDIs”) to be supplied to the holders of CDIs.

Will any other matters be decided at the AGM?

At the date of this proxy statement, we do not know of any other matters to be raised at the AGM other than those described in this proxy statement. If any other matters are, in accordance with the Companies Act, other applicable law or our Articles, properly presented for consideration at the AGM, such matters will, subject to the Companies Act, the Articles and applicable law, be considered at the AGM and the individuals named in the proxy card will vote on such matters in their discretion.

What is the difference between holding Ordinary Shares as a shareholder of record, or as a beneficial owner and holder of CDIs?

If a shareholder is registered on the register of members of the Company as holding Ordinary Shares, that shareholder is considered, with respect to those Ordinary Shares, the shareholder of record. As of April 18, 2019, being the latest practicable date prior to publication of this proxy statement, our shareholders of record were Cede & Co., the nominee for the Depositary Trust Company (“DTC”), and 23 other shareholders of record. In order to become a shareholder of record of Ordinary Shares, a beneficial owner must withdraw the relevant Ordinary Shares from the DTC system. Beneficial owners are reminded that any transfer of the Ordinary Shares out of the DTC system will generally be subject to UK stamp duty or stamp duty reserve tax (“SDRT”) at a rate of 0.5% of any consideration, which is payable by the transferee of the Ordinary Shares (i.e., any third party into whose name the Ordinary Shares are transferred). However, where no consideration is given for the transfer of the Ordinary Shares out of the DTC system (i.e., where beneficial ownership of the Ordinary Shares is not changing and there is no third party paying consideration for the Ordinary Shares), no charge to UK stamp duty or SDRT should arise. In addition, if such Ordinary Shares are subsequently redeposited into the DTC system, the redeposit will attract UK stamp duty or SDRT at a higher 1.5% rate. Beneficial owners are, therefore, strongly discouraged from withdrawing their Ordinary Shares from the DTC system.

If your Ordinary Shares are held for you in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available or forwarded to you by your broker, bank or other nominee through whom you hold the Ordinary Shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Ordinary Shares by following the instructions for voting on the proxy card.

In addition, in connection with the admission to trading of the Ordinary Shares on the London Stock Exchange, we entered into depositary arrangements to enable holders to settle interests in Ordinary Shares through the CREST system without the need for the underlying Ordinary Shares to be withdrawn from the DTC system. When LivaNova’s Ordinary Shares were de-listed from the London Stock Exchange, any holders of depositary interests who took no action to withdraw their interests from the depositary facility operated by Computershare Investor Services PLC by the date of termination of that facility had their interests replaced through CREST with CDIs. These CDIs represent underlying Ordinary Shares on a one-for-one basis.

LIVANOVA | 2019 Proxy Statement	53

Back to Contents

Who is entitled to vote at the AGM?

Shareholders of record and beneficial holders as of the Record Date are entitled to attend (virtually or in person) and vote at the AGM. Please note the following special cases:

•	Any corporation which is a shareholder of record may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at the AGM and the person so authorized shall (on production of a certified copy of such resolution at the AGM) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it were an individual shareholder of the Company.
•	Beneficial owners of Ordinary Shares as of the Record Date have the right to direct their broker or other agent on how to vote the Ordinary Shares in their account. They are also invited to attend the AGM. However, as beneficial owners are not shareholders of record of the relevant Ordinary Shares, they may not vote their Ordinary Shares at the AGM unless they request and obtain a legal proxy from their broker or agent.
•	Holders of CDIs may instruct the Voting Agent on behalf of CREST Nominees, as custodian in the DTC clearance system for Euroclear, as the depository and issuer of the CDIs, as to how to exercise the votes attaching to the Ordinary Shares underlying such CDIs by voting through www.envisionreports.com/livn or returning a completed Form of Proxy (the “CDI Form of Proxy”) to Computershare Investor Services Plc, acting as Voting Agent on behalf of CREST Nominees. Alternatively, holders of CDIs can vote using the CREST system. After the Voting Agent has received instructions on how to vote on the proposals from the holders of CDIs, it will complete an omnibus proxy card reflecting such instructions and send it to the transfer agent.

What are the total voting rights in the Company?

As of April 11, 2019, being the last practicable date prior to the publication of this proxy statement, there were 49,329,119 Ordinary Shares in issue and entitled to vote. Each Ordinary Share is entitled to one vote on each matter properly brought before the AGM. Therefore, the total voting rights in the Company as at April 11, 2019 are 49,329,119.

How do I vote if I am a shareholder of record?

If you are a shareholder of record who is entitled to attend and vote at the AGM, you may vote your Ordinary Shares in person or virtually at the AGM or appoint another person or persons as your proxy to exercise any or all of your rights to attend and to speak and vote at the AGM. If you intend to vote in person, you must present government-issued identification. You may appoint more than one proxy in relation to the AGM (provided that each proxy is appointed to exercise the rights attached to a different Ordinary Share(s)). Such proxy need not be a shareholder of record, but must attend the AGM to represent you and must vote as you instruct for your vote to be counted.

You may appoint a proxy to vote on your behalf using one of the following methods:

•	by returning the proxy card, or other instrument appointing a proxy, completed in accordance with the instructions therein and signed to Proxy Services, c/o Computershare Investor Services, PO Box 505008, Louisville, KY, USA 40233.
•	by submission via the internet by going to www.envisionreports. com/livn and following the instructions provided; or
•	by telephone, using the number shown on the notice or proxy card;
•	during the AGM, you may submit a ballot at www.meetingcenter.io/275437733. You will need to review the information included on your Notice or on your proxy card or in the instructions accompanying your proxy materials. The password for the meeting is LIVN2019.

To be effective, the proxy appointment must be received by 11:00 a.m. British Summer Time on June 13, 2019.

Details of how to appoint the chairman of the AGM, or another person, as your proxy are set out in the proxy card.

Please sign the proxy card exactly as your name appears on the card. If a shareholder of record is a corporation, limited liability company or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and seniority shall be determined by the order in which the names of the holders stand in the register of members.

The return of a completed proxy card, or the submission of proxy instructions via the internet or by telephone, will not prevent a shareholder of record from attending and voting at the AGM. If you have appointed a proxy and attend the AGM and vote in person, your proxy appointment will automatically be terminated.

If you properly give instructions as to your proxy appointment by executing and returning a paper proxy card or through the internet or by telephone, and your proxy appointment is not subsequently revoked, your Ordinary Shares will be voted in accordance with your instructions.

If you are a shareholder of record and you execute and return a proxy card, but do not give instructions, your proxy will be voted FOR each of the proposals.

If you have not received a proxy card and believe that you should have one, please contact your broker, bank or other nominee for more information.

We will distribute polling cards to any shareholders of record who want to vote in person at the AGM.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	54

Back to Contents

How do I vote if I am a beneficial owner?

If you are a beneficial owner, you should follow the directions provided by your broker, bank or other nominee. You may submit instructions by telephone or through the internet to your broker, bank or other nominee, or request and return a paper proxy card to your broker, bank or other nominee.

If you are a beneficial owner and you wish to vote in person at the AGM, you must obtain a legal proxy from your broker, bank or other nominee and present it to the scrutineers together with your polling card at the AGM. To register to attend the AGM virtually, you must submit proof of your proxy power (legal proxy) reflecting your LivaNova holdings along with your name and email address to Computershare Inc.. Requests for registration should be directed to:

Computershare Inc.

LivaNova PLC Legal Proxy

PO Box 43001

Providence, RI

USA 02940-3001

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 pm (Eastern Standard Time) on June 11, 2019.

You will receive a confirmation of your registration by email after we receive your registration materials.

How do I vote if I am a holder of CDIs?

If you are a holder of CDIs, you should follow the instructions on the notice of meeting and vote your shares at www.envisionreports.com/livn. The password for the meeting is LIVN2019.

Alternatively, holders of CDIs may transmit voting instructions by utilizing the CREST voting service in accordance with the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed a voting service provider, should refer to their CREST sponsor or voting service provider, who will be able to take appropriate action on their behalf. In order for instructions made using the CREST voting service to be valid, the appropriate CREST message (a “CREST Voting Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual (available via www.euroclear.com).

To be effective, the CREST Voting Instruction must be transmitted so as to be received by the Voting Agent (ID: 3RA50) no later than 11:00 British Summer Time on June 13, 2019 (or, in the event of an adjourned meeting, four business days before the adjourned meeting (excluding weekends and public holidays in the UK and the US). For this purpose, the time of receipt will be taken to be the time (as determined by the time stamp applied to the CREST Voting Instruction by the CREST applications host) from which our agent is able to retrieve the CREST Voting Instruction by inquiry to CREST in the manner prescribed by CREST. After this time, any change of voting instructions made through CREST should be communicated to the Voting Agent by other means.

Holders of CDIs and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the transmission of CREST Voting Instructions. It is the responsibility of the CDI holder concerned to take (or, if the CDI holder is a CREST personal member or sponsored member or has appointed a voting service provider, to procure that CREST sponsor or voting service provider takes) such action as shall be necessary to ensure that a CREST Voting Instruction is transmitted by means of the CREST voting service by any particular time. In this connection, CDI holders and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

We may treat as invalid a CREST Voting Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

After the Voting Agent has received instructions as to how to vote on the resolutions from the CDI holders, it will then complete an omnibus proxy card reflecting such instructions.

If you are a holder of CDIs and you wish to vote in person at the AGM, please contact the Voting Agent, Computershare Investor Services PLC (contact details for whom are set in the Form of Direction to be sent by Computershare Investor Services PLC to all holders of CDIs) to obtain a letter of representation to allow you to attend, speak at and vote at the AGM.

What should I do if I receive more than one proxy card or Form of Proxy?

If you own some Ordinary Shares directly in your name as a registered holder and other Ordinary Shares as a beneficial owner holding through a broker, bank or other nominee, or if you own Ordinary Shares through more than one broker, bank or other nominee, you may receive multiple proxy cards. It is necessary for you to fill-in, sign and return all of the proxy cards included in the proxy materials you receive (or vote over the internet or by telephone for each card).

How is a quorum determined?

The presence of the holders of record of shares in the Company who together represent at least the majority of the voting rights of all the shareholders of record entitled to vote, present in person or by proxy, at the AGM is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for the purposes of determining a quorum at the AGM.

LIVANOVA | 2019 Proxy Statement	55

Back to Contents

What are “routine” and “non-routine” matters and what are “broker non-votes”?

Under the rules and interpretations of the New York Stock Exchange (which by extension imposed by the SEC apply to all US brokers), “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested) and, pursuant to a recent amendment to the rules, executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The ratification of the selection of the independent registered public accounting firm is generally considered to be “routine”.

Brokers, banks or other nominees generally have discretionary voting power with respect to routine matters but not non-routine matters.

If you own your ordinary shares through a bank, broker or other nominee and you do not provide them with specific voting instructions, the bank, broker or nominee will be permitted to vote only on routine matters and will submit a “broker non-vote” on non-routine matters. At our AGM, only the ratification of the selection of the independent registered public accounting firm is considered routine and accordingly, that is the only proposal on which a bank, broker or other nominee can vote without instructions. All other proposals being considered at the AGM are considered to be non-routine matters. Brokers, banks and other nominees may not vote on your behalf on these matters unless you have provided instructions from you on how to vote your shares.

Broker non-votes will be counted for the purpose of determining whether a quorum is present at the AGM.

What are the voting requirements to approve the resolutions?

In accordance with the Articles, all resolutions will be taken on a poll. Voting on a poll will mean that each share represented in person or by proxy will be counted in the vote.

Please see the discussion under each proposal for a detailed explanation of the voting requirement for each proposal.

Can I change my vote or revoke my proxy?

If you are a shareholder of record, you can change how you wish to instruct the proxy to vote or revoke your proxy at any time before the AGM, by:

•	delivering a valid, later-dated proxy card prior to the cut-off time for receipt of proxies, in which case your later-submitted proxy will be recorded and your earlier proxy revoked. Any later-dated proxy card received after the relevant cut-off time will be disregarded;
•	amending your internet or telephone proxy instruction prior to the cut-off time for receipt of proxies, whereby your original instruction will be superseded. Any amended proxy instruction received after the relevant cut-off time will be disregarded;
•	sending written notice to the office of the Company Secretary at the Company’s registered office, which must be received at least 24 hours prior to the start of the AGM; or
•	voting on the poll in person at the AGM.

If you are a beneficial owner of Ordinary Shares, you may submit new proxy appointment instructions by contacting your broker, bank or other nominee. You may also vote in person at the AGM if you obtain a legal proxy, and you may also change your vote online.

If you are a CDI holder, you may submit a new Form of Proxy following the instructions previously set out, at any time prior to 11:00 a.m. British Summer Time on June 13, 2019.

All Ordinary Shares that have been properly voted and not revoked will be counted in the votes held on the resolution proposed at the AGM. Attending the AGM without taking further action will not automatically revoke your prior proxy.

Who can attend the AGM?

Shareholders of record as at close of business in New York City on the Record Date, may attend the AGM. If you are a shareholder of record, you will need to present the proxy card that you received, together with a form of person photo identification, in order to be admitted into the meeting.

Shareholders of record may also attend the online AGM at www.meetingcenter.io/275437733. You will need to review the information included on your notice or on your proxy card or in the instructions accompanying your proxy materials. The password for the meeting is LIVN2019.

If you are the beneficial owner of Ordinary Shares held in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee as of the close of business in New York on the Record Date, along with a form of personal photo identification. Alternatively, you may contact the bank, broker or other nominee in whose name your Ordinary Shares are registered and obtain a legal proxy to bring to the AGM.

To register to attend the AGM virtually, you must submit proof of your proxy power (legal proxy) reflecting your LivaNova holdings along with your name and email address to Computershare Inc.. Requests for registration should be directed to:

Computershare Inc.

LivaNova PLC Legal Proxy

PO Box 43001

Providence, RI

USA 02940-3001

Or

Valerie.Gray@computershare.com

www.livanova.com	LIVANOVA | 2019 Proxy Statement	56

Back to Contents

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 pm (Eastern Standard Time) on June 11, 2019.

You will receive a confirmation of your registration by email after we receive your registration materials.

If you are a holder of CDIs and would like to attend, speak and vote in person at the AGM, please contact the Voting Agent, Computershare Investor Services PLC (contact details for whom are set out in the Form of Direction to be sent by Computershare Investor Services PLC to all holders of CDIs) who will provide you with a letter of representation with respect to your CDI holding as at the Record Date that will enable you to attend, speak at and vote your underlying Ordinary Shares at the AGM on CREST Nominees’ behalf.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted into the meeting or adjacent areas. All other items may be subject to search.

Where is the AGM being held?

The AGM is a hybrid meeting. It is being held at:

Virtual Location:	www.meetingcenter.io/275437733
(password: LIVN2019)
See your proxy card for further details.

Physical Location:	The Offices of Locke Lord (UK) LLP
201 Bishopsgate
London, United Kingdom
EC2M 3AB
The location is pinpointed here:
www.lockelord.com/thefirm/offices/london

Can I ask questions at the AGM?

If you were a shareholder on the Record Date and have the right to attend the AGM, you can ask questions at the AGM. If you attend in person, you can do so in person. If you will be attending virtually, there will be a facility to enter your questions online to those in attendance at the AGM’s physical location in London, and, subject to meeting rules, a response will be provided verbally for all to hear (whether in person or virtually).

Who will count the votes?

Representatives of the Company’s transfer agent, Computershare, will serve as scrutineers of the poll, and will also serve as master tabulator.

Where can I find the voting results of the AGM?

The preliminary voting results will be announced at the AGM. The final voting results will be checked by the scrutineers and disclosed by way of an announcement via a Current Report on Form 8-K, which LivaNova is required to file with the SEC. The results of the polls taken on the resolutions at the AGM and any other information required by the Companies Act will be made available on our website (www.livanova.com) as soon as reasonably practicable after the AGM and for a period of two years thereafter.

Other information

For additional information, please contact company. secretariat@livanova.com.

Other Business

The Board is not aware of any business to be acted upon at the AGM other than that described in this proxy statement. If any other business comes before the AGM, the proxy holders (as indicated in the accompanying proxy card or cards) will vote their proxies according to their best judgment with respect to such matters.

LIVANOVA | 2019 Proxy Statement	57

Back to Contents

PROPOSALS

Proposal No. 4   Advisory Vote to Approve the UK Directors’ Remuneration Report

The Board considers that appropriate remuneration of directors plays a vital part in helping to achieve our overall objectives, and accordingly, and in compliance with the Companies Act, we are providing shareholders with the opportunity to vote on an advisory resolution approving the directors’ remuneration report included in our UK Annual Report. This proposal is similar to Proposal 3 regarding the compensation of our NEOs. However, the directors’ remuneration report is concerned solely with the remuneration of our executive and non-executive directors and is required under the Companies Act. We encourage shareholders to read the directors’ remuneration report as set forth included in the UK Annual Report and the directors’ remuneration policy approved by shareholders in 2016 (which governs the 2018 directors’ remuneration report). The Board and the Compensation Committee believe that the policies and procedures articulated in the directors’ remuneration report are effective in achieving our compensation objectives, and serves to attract and retain high-quality non-executive directors.

The directors’ remuneration report for 2018 is set out on pages 42 to 52 of the UK Annual Report. All UK incorporated companies that are “quoted companies” under the Companies Act are required to put their directors’ remuneration report to shareholders.

This vote is advisory only, pursuant to the Companies Act, and the directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed. The resolution and vote are a means of providing shareholder feedback to the Board. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of our executive director and non-executive director compensation programs.

Vote Required

The advisory vote regarding approval of the UK directors’ remuneration report requires the affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal. Abstentions have no legal effect in English law and will not be counted in the calculation of the proportion of votes ‘for’ or ‘against’ the resolution. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on non-routine matters (such as this proposal) in the absence of voting instructions from the beneficial owner.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2018 UK DIRECTOR’S REMUNERATION REPORT.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	58

Back to Contents

Proposal No. 5   Vote to Approve the UK Remuneration Policy

The Board believes that appropriate remuneration of directors plays a vital part in helping to achieve the Company’s overall objectives, and, accordingly, and in compliance with the Companies Act, we are providing shareholders with the opportunity to vote on a resolution to approve our directors’ remuneration policy, which is included in our UK Annual Report.

The directors’ remuneration policy sets out the Company’s forward-looking policy on directors’ remuneration and describes the components of the executive and non-executive directors’ remuneration. At our 2016 AGM, we provided shareholders with the opportunity to vote to approve the directors’ remuneration policy. Shareholders approved the directors’ remuneration policy, with more than 87.84% of the votes cast at that meeting being cast in favor of approving the directors’ remuneration policy. We are required under Section 439A of the Companies Act and Schedule 8 of the Large and Medium Sized Companies and Groups (Accounts and Reports) Regulations 2013, to offer our shareholders an opportunity to vote on this policy at least once every three years. On approval of the directors’ remuneration policy (and once it commences, all payments by the Company to its directors and former directors (in their capacity as directors) will be made in accordance with the directors’ remuneration policy, unless a payment has been separately approved by a shareholder resolution.

We encourage shareholders to read the directors’ remuneration report, which includes the remuneration policy set forth in the UK Annual Report. This report describes in detail how our compensation policies and procedures operate and are designed to achieve our compensation objectives for our sole executive director and to attract and retain high-quality non-executive directors.

The Board and the Compensation Committee believe that the policies and procedures articulated in the directors’ remuneration policy are effective in achieving our compensation objectives for our management director, and serves to attract and retain high-quality non-executive directors, and the design of our compensation program and the compensation awarded to our executive and non-executive directors fulfills these objectives.

In accordance with the Companies Act, the directors’ remuneration policy has been approved by and signed on behalf of the Board and will be delivered to the Registrar of Companies in the United Kingdom following the 2019 AGM.

If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the AGM, the Company will be required to incur additional expenses to comply with English law as it will be required to hold additional shareholder meetings until the policy is approved. In addition, if the directors’ remuneration policy is not approved, the Company may not be able to pay the expected compensation to its directors, including its CEO, which could materially harm the Company’s ability to retain its top executives and manage its business.

Vote Required

The vote regarding approval of the 2019 UK Remuneration Policy requires the affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal. Abstentions have no legal effect in English law and will not be counted in the calculation of the proportion of votes ‘for’ or ‘against’ the resolution. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on non-routine matters (such as this proposal) in the absence of voting instructions from the beneficial owner.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2019 UK REMUNERATION POLICY.

LIVANOVA | 2019 Proxy Statement	59

Back to Contents

Proposal No. 6   To Receive and Adopt the UK Annual Report and Accounts

The Board is required to present at the Annual Meeting of Shareholders the Company’s audited UK Annual Report for the year ended December 31, 2018. In accordance with its obligations under English law, the Company will provide shareholders at the AGM the opportunity to receive and adopt the UK Annual Report and ask any relevant and appropriate questions of the representative of PricewaterhouseCoopers LLP in attendance at the AGM.

Vote Required

The vote regarding approval of the UK Annual Report requires the affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal. Abstentions have no legal effect in English law and will not be counted in the calculation of the proportion of votes ‘for’ or ‘against’ the resolution. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on non-routine matters (such as this proposal) in the absence of voting instructions from the beneficial owner.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE RECEIPT AND ADOPTION OF THE UK ANNUAL REPORT.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	60

Back to Contents

Proposal No. 7   Re-appointment of PricewaterhouseCoopers LLP as the Company’s UK Statutory Auditor

Under the Companies Act, the Company is required to appoint the UK statutory auditor at each meeting at which the UK Annual Report and accounts are presented to shareholders, to hold office until the conclusion of the next such meeting. PwC UK has served as the Company’s UK statutory auditor since completion of the merger of Sorin and Cyberonics on October 19, 2015. The Audit and Compliance Committee has recommended to the Board the re-appointment of PwC UK as the Company’s UK statutory auditor and has confirmed to the Board that its recommendation is free from third party influence and that no restrictive contractual provisions have been imposed on the Company limiting the choice of auditor.

Vote Required

The re-appointment of PwC UK as our UK statutory auditor requires an affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal. If this ordinary resolution is not approved, the Board may appoint an auditor to fill the vacancy. Abstentions have no legal effect in English law and will not be counted in the calculation of the proportion of votes ‘for’ or ‘against’ the resolution. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on non-routine matters (such as this proposal) in the absence of voting instructions from the beneficial owner.

Board Recommendation

THE BOARD AND THE AUDIT AND COMPLIANCE COMMITTEE RECOMMEND A VOTE “FOR” THE RE-APPOINTMENT OF PWC UK AS THE COMPANY’S UK STATUTORY AUDITOR UNDER THE COMPANIES ACT TO HOLD OFFICE FROM THE CONCLUSION OF THE MEETING UNTIL THE CONCLUSION OF THE NEXT AGM AT WHICH ACCOUNTS ARE LAID BEFORE THE COMPANY.

LIVANOVA | 2019 Proxy Statement	61

Back to Contents

Proposal No. 8   Authorization of the Directors and/or the Audit and Compliance Committee to Determine the Remuneration of PwC UK in its Capacity as UK Statutory Auditor

Under the Companies Act, the remuneration of our UK statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. We are asking our shareholders to authorize the Board and/or the Audit and Compliance Committee of the Company to determine the remuneration of PwC UK in its capacity as the Company’s UK statutory auditor under the Companies Act.

Vote Required

This authorization requires an affirmative vote of a majority of shares present at the annual meeting, in person or by proxy, and entitled to vote on the proposal. Abstentions have no legal effect in English law and will not be counted in the calculation of the proportion of votes ‘for’ or ‘against’ the resolution. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on non-routine matters (such as this proposal) in the absence of voting instructions from the beneficial owner.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE AUTHORIZATION OF THE BOARD AND/OR THE AUDIT AND COMPLIANCE COMMITTEE TO DETERMINE THE COMPANY’S UK STATUTORY AUDITOR’S REMUNERATION.

www.livanova.com	LIVANOVA | 2019 Proxy Statement	62

Back to Contents

LivaNova

Health innovation that matters

LivaNova Plc

T +44 203 325 0660

www.livanova.com

Back to Contents

LivaNova VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 9:00 a.m., Eastern Time, on June 18, 2019

Online
Go to **www.envisionreports.com/LIVN** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2019 Annual General Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommend a vote FOR all the nominees and FOR Proposals 2 – 8.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Mr. Francesco Bianchi	☐	☐	☐	02 - Ms. Stacy Enxing Seng	☐	☐	☐	03 - Mr. William A. Kozy	☐	☐	☐
04 - Mr. Damien McDonald	☐	☐	☐	05 - Mr. Daniel J. Moore	☐	☐	☐	06 - Mr. Hugh M. Morrison	☐	☐	☐
07 - Mr. Alfred J. Novak	☐	☐	☐	08 - Dr. Sharon O'Kane	☐	☐	☐	09 - Dr. Arthur L. Rosenthal	☐	☐	☐
10 - Ms. Andrea L. Saia	☐	☐	☐								

	For	Against	Abstain
2. To approve, on an advisory basis, LivaNova's compensation of its named executive officers ("US Say-on-Pay")	☐	☐	☐
3. To ratify PricewaterhouseCoopers LLP, a Delaware limited liability partnership ("PwC USA") as the Company's independent registered public accountancy firm	☐	☐	☐
4. To approve, on an advisory basis, the U.K. directors' remuneration report in the form set out in the Company's U.K. annual report and accounts ("U.K. Annual Report") for the period ended 31 december, 2018	☐	☐	☐
5. To approve the directors' Remuneration Policy as set out in the UK Annual Report for the period ended 31 December 2018	☐	☐	☐
6. To receive and adopt the Company's audited UK statutory accounts for the year ended December 31, 2018, together with the reports of the directors and the auditors thereon	☐	☐	☐
7. To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership registered in England, ("PwC UK"), as the Company's UK statutory auditor	☐	☐	☐
8. To authorize the directors and/or the Audit and Compliance Committee to determine the UK statutory auditor's remuneration	☐	☐	☐

1 U P X

031RRC

Back to Contents

The 2019 Annual General Meeting of Shareholders of LivaNova Plc will be held on
Tuesday, June 18th , 2019 at 13:00 BST at The Offices of Locke Lord LLP, Second Floor, 201 Bishopsgate, London, EC2M 3AB
and virtually via the internet at **www.meetingcenter.io/275437733**

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — LIVN2019

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — LivaNova PLC

Notice of 2019 Annual General Meeting of Shareholders
The Offices of Locke Lord LLP, Second Floor, 201 Bishopsgate, London, EC2M 3AB

Proxy Solicited by Board of Directors for 2019 Annual General Meeting

The shareholder(s) hereby appoint(s) the duly appointed Chairman of the 2019 Annual General Meeting of Shareholders of LivaNova PLC as proxy, with the power to appoint his/her substitute, and hereby authorize(s) such proxy to attend, speak and vote on their behalf, as designated on the reverse side of this ballot, and upon such other business as may properly come before the meeting, or any adjournment or postponement thereof, all of the Ordinary Shares that the shareholder(s) is/are entitled to vote at the 2019 Annual General Meeting of Shareholders of LivaNova PLC to be held at 13:00 BST on Tuesday, June 18th, 2019 at The Offices of Locke Lord LLP, Second Floor, 201 Bishopsgate, London, EC2M 3AB and any adjournment or postponement thereof. By returning this card, the shareholder(s) acknowledge receipt of the proxy statement (including the notice of the annual general meeting of LivaNova PLC.) A shareholder may appoint a proxy of his or her choice, if a proxy other than the Chairman is preferred, delete the words "the duly appointed Chairman of the 2019 Annual General Meeting of the Shareholder of LivaNova PLC" above and insert the name of your proxy in the space provided below. A proxy need not be a member of the Company but should appear at the meeting to represent you. The shareholder(s) revoke(s) any previous proxy or proxies given for such shares. The shareholder(s) ratify(ies) and confirms any actions that the persons holding the shareholders, or their substitute, by virtue of his executed card taken in accordance with the proxy granted hereunder. **IF NO DIRECTION AS THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED "FOR" EVERY NOMINEE AND "FOR" PROPOSALS 2-8.**

Completion and return of a proxy card or submission of proxy instructions will not prevent a shareholder from attending the meeting and voting in person.

To appoint more than one proxy, (an) additional proxy card(s) may be obtained from your bank, broker or other nominee. Please indicate next to the proxy holder's name the number of shares in relation to which they are authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instructions are one of the multiple instructions being given. All Forms must be signed and returned together in the same envelope.

You are encouraged to specify your choices by making the appropriate boxes (see reverse side) but you need not make any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

This proxy, when properly executed, will be voted in the manner directed herein. The Board of Director's recommends a vote "FOR" all nominees and "FOR" proposals 2-8.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.

Back to Contents

LivaNova VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2019 Annual General Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees and FOR Proposals 2 – 8.

	For	Against	Abstain
01 - Mr. Francesco Bianchi	☐	☐	☐
02 - Ms. Stacy Enxing Seng	☐	☐	☐
03 - Mr. William A. Kozy	☐	☐	☐
04 - Mr. Damien McDonald	☐	☐	☐
05 - Mr. Daniel J. Moore	☐	☐	☐
06 - Mr. Hugh M. Morrison	☐	☐	☐
07 - Mr. Alfred J. Novak	☐	☐	☐
08 - Dr. Sharon O'Kane	☐	☐	☐
09 - Dr. Arthur L. Rosenthal	☐	☐	☐
10 - Ms. Andrea L. Saia	☐	☐	☐

	For	Against	Abstain
2. To approve, on an advisory basis, LivaNova's compensation of its named executive officers ("US Say-on-Pay")	☐	☐	☐
3. To ratify PricewaterhouseCoopers LLP, a Delaware limited liability partnership ("PwC USA") as the Company's independent registered public accountancy firm	☐	☐	☐
4. To approve, on an advisory basis, the U.K. directors' remuneration report in the form set out in the Company's U.K. annual report and accounts ("U.K. Annual Report") for the period ended 31 december, 2018	☐	☐	☐
5. To approve the directors' Remuneration Policy as set out in the UK Annual Report for the period ended 31 December 2018	☐	☐	☐
6. To receive and adopt the Company's audited UK statutory accounts for the year ended December 31, 2018, together with the reports of the directors and the auditors thereon	☐	☐	☐
7. To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership registered in England, ("PwC UK"), as the Company's UK statutory auditor	☐	☐	☐
8. To authorize the directors and/or the Audit and Compliance Committee to determine the UK statutory auditor's remuneration	☐	☐	☐

1 U P X

031RSC

Back to Contents

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — LivaNova PLC

Notice of 2019 Annual General Meeting of Shareholders
The Offices of Locke Lord LLP, Second Floor, 201 Bishopsgate, London, EC2M 3AB

Proxy Solicited by Board of Directors for 2019 Annual General Meeting

The shareholder(s) hereby appoint(s) the duly appointed Chairman of the 2019 Annual General Meeting of Shareholders of LivaNova PLC as proxy, with the power to appoint his/her substitute, and hereby authorize(s) such proxy to attend, speak and vote on their behalf, as designated on the reverse side of this ballot, and upon such other business as may properly come before the meeting, or any adjournment or postponement thereof, all of the Ordinary Shares that the shareholder(s) is/are entitled to vote at the 2019 Annual General Meeting of Shareholders of LivaNova PLC to be held at 13:00 BST on Tuesday, June 18th, 2019 at The Offices of Locke Lord LLP, Second Floor, 201 Bishopsgate, London, EC2M 3AB and any adjournment or postponement thereof. By returning this card, the shareholder(s) acknowledge receipt of the proxy statement (including the notice of the annual general meeting of LivaNova PLC.) A shareholder may appoint a proxy of his or her choice. If a proxy other than the Chairman is preferred, delete the words "the duly appointed Chairman of the 2019 Annual General Meeting of the Shareholder of LivaNova PLC" above and insert the name of your proxy in the space provided below. A proxy need not be a member of the Company but should appear at the meeting to represent you. The shareholder(s) revoke(s) any previous proxy or proxies given for such shares. The shareholder(s) ratify(ies) and confirms any actions that the persons holding the shareholders, or their substitute, by virtue of his executed card taken in accordance with the proxy granted hereunder. **IF NO DIRECTION AS THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED "FOR" EVERY NOMINEE AND "FOR" PROPOSALS 2-8.**

Completion and return of a proxy card or submission of proxy instructions will not prevent a shareholder from attending the meeting and voting in person.

To appoint more than one proxy, (an) additional proxy card(s) may be obtained from your bank, broker or other nominee. Please indicate next to the proxy holder's name the number of shares in relation to which they are authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instructions are one of the multiple instructions being given. All Forms must be signed and returned together in the same envelope.

You are encouraged to specify your choices by making the appropriate boxes (see reverse side) but you need not make any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

This proxy, when properly executed, will be voted in the manner directed herein. The Board of Director's recommends a vote "FOR" all nominees and "FOR" proposals 2-8.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /